UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

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Onto Innovation Inc.

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1

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

Date:	Tuesday, May 9, 2023
Time:	12:00 p.m., Eastern Time
Place:	The Company’s offices located at 16 Jonspin Road, Wilmington, MA 01887
Record Date:	Only stockholders of record at the close of business on March 13, 2023 are entitled to vote at the meeting and any adjournment or postponement thereof for which no new record date is set.
Items of Business:	1.	To elect the Board’s eight nominees for director to serve until the next Annual Meeting and until their successors are duly elected and qualified;
	2.	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement;
	3.	To hold an advisory (non-binding) vote on the frequency of advisory votes on named executive officer compensation;
	4.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2023; and
	5.	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

These items of business are described more fully below in this proxy statement. This year we will be providing access to our proxy materials via the Internet in accordance with the Securities and Exchange Commission’s “Notice and Access” rules. On or about March 30, 2023, we will be mailing to our stockholders our Notice of Internet Availability of Proxy Materials, which contains instructions for accessing our 2023 proxy statement and 2022 annual report to stockholders and how to vote online. In addition, the Notice of Internet Availability of Proxy Materials will contain instructions on how to request a paper copy of the 2023 proxy statement and 2022 annual report to stockholders.

Your vote is important. As always, we encourage you to vote your shares as soon as possible and prior to the Annual Meeting even if you plan to attend the Annual Meeting. Voting early will ensure your shares are represented at the Annual Meeting, regardless of whether you attend the Annual Meeting. You may cast your vote via the Internet, by telephone, or during the Annual Meeting. If you receive a paper copy of the proxy card by mail, you may also mark, sign, date, and return the proxy card in the accompanying postage-prepaid envelope.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 9, 2023:

This notice, the proxy statement, and the 2022 Annual Report to Stockholders are available at:

https://www.ontoinnovation.com/ar-proxy

FOR THE BOARD OF DIRECTORS

Yoon Ah E. Oh

Corporate Secretary

Wilmington, Massachusetts

March 30, 2023

2

PROXY STATEMENT

1

Forward Looking Statements

Certain statements in this proxy statement of Onto Innovation Inc. (referred to in this proxy statement, together with its consolidated subsidiaries, unless otherwise specified or suggested by the context, as the “Company,” “Onto Innovation,” “we,” “our,” or “us”) may be considered “forward-looking statements” or may be based on “forward-looking statements,” including, but not limited to, those concerning: our business momentum and future growth; technology development, product introduction and acceptance of our products and services; our manufacturing practices and ability to both deliver products and services consistent with our customers’ demands and expectations and to strengthen our market position, including our ability to source components, materials, and equipment due to supply chain delays or shortages; our expectations of the semiconductor market outlook; future revenue, gross profits, research and development and engineering expenses, selling, general and administrative expenses, and cash requirements; the effects of political, economic, legal, and regulatory changes or conflicts on our global operations; the effects of natural disasters or public health emergencies, such as the current COVID-19 pandemic, on the global economy and on our customers, suppliers, employees, and business; our dependence on certain significant customers and anticipated trends and developments in and management plans for our business and the markets in which we operate; our ability to be successful in managing our cost structure and cash expenditures and results of litigation; as well as other matters that are not purely historical data. Statements contained or incorporated by reference in this proxy statement that are not purely historical are forward-looking statements and are subject to safe harbors created under Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as, but not limited to, “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “plan,” “should,” “may,” “could,” “will,” “would,” “forecast,” “project” and words or phrases of similar meaning, as they relate to our management or us. Forward-looking statements contained herein reflect our current expectations, assumptions and projections with respect to future events and are subject to certain risks, uncertainties and assumptions, such as those identified in Part I, Item 1A. “Risk Factors” of our Form 10-K for the fiscal year ended December 31, 2022. Actual results may differ materially and adversely from those included in such forward-looking statements. Forward-looking statements reflect our position as of the date of this report and we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

PROXY SUMMARY

This summary highlights information contained elsewhere in the proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

Stockholder Voting Matters

Voting Matter	Board Vote Recommendation	Page Reference for more information
Proposal 1: Election of Directors	FOR ALL	6
Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation	FOR	25
Proposal 3: Advisory Vote on the Frequency of Advisory Votes on Named Executive Officer Compensation	EVERY 1 YEAR	56
Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 30, 2023	FOR	57

Corporate Governance Highlights

Snapshot Of Board Composition

The following table presents a snapshot of the expected composition of the Onto Innovation Board of Directors (the “Board”) immediately following the 2023 Annual Meeting, assuming the election of all nominees named in the proxy statement.

Board Characteristic	Onto Innovation
Total Number of Directors	8
Percentage of Independent Directors	87.5%
Average Age of Directors (years)	63.4
Average Tenure of Directors (years)	6.1
Separate Chairperson and CEO roles	Yes
Independent Chairperson	Yes
Audit Committee Financial Experts	2
Female Director Representation	37.5%
Race/Ethnicity Diversity Representation	12.5%

Snapshot Of Board Governance And Compensation Policies

The following table presents a snapshot of the Onto Innovation Board governance and compensation policies currently in effect.

Policy	Onto Innovation
Majority Voting for All Directors	Yes
Regular Executive Sessions of Independent Directors	Yes
Annual Board, Committee, and Director Evaluations	Yes
Risk Oversight by Full Board and Committees	Yes
Independent Audit, Compensation, and Nominating & Governance Committees	Yes
Code of Business Conduct and Ethics for Employees and Directors	Yes
Financial Information Integrity Policy	Yes
Stock Ownership Requirement for Directors	3x annual retainer
Stock Ownership Requirement for CEO	3x base salary
Stock Ownership Requirement for other NEOs	1x base salary
Stock-Based Award Grant Date Policy	Yes
Anti-Hedging, Anti-Short Sale & Anti-Pledging Policies	Yes
Incentive Compensation Clawback Policy	Yes
No Tax Gross-Up Provisions	Yes
No Poison Pill	Yes
Stock Buyback Program	Yes
Double Trigger Change-in-Control Provisions for Executive Officers	Yes
Annual Environmental, Social, and Governance Report	Yes

Snapshot Of Board Governance And Compensation Policies Newly Implemented Or Adjusted In Past Year

The following presents a snapshot of the Onto Innovation Board governance and compensation policies that were newly implemented or adjusted in the past year.

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After the 2022 Annual Meeting of Stockholders, the following actions were taken with regard to the composition and leadership structure of the Board and standing committees of the Board:
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As previously disclosed, Edward J. Brown Jr. and Bruce C. Rhine each retired from the Board following the conclusion of their terms as of the 2022 Annual Meeting.
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The Audit Committee was reduced to three members: Karen M. Rogge, May Su, and Christine A. Tsingos, with Ms. Tsingos serving as Chairperson.
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David B. Miller was appointed Chairperson of the Compensation Committee following Mr. Brown’s retirement. The other members of the Compensation Committee are currently Leo Berlinghieri, and Mses. Su, and Tsingos.
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The Nominating & Governance Committee was reduced to three members: Messrs. Berlinghieri, Miller, and Seams, with Mr. Berlinghieri serving as Chairperson.
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The Board formed a new standing M&A Committee with the following members: Christopher A. Seams, Ms. Rogge and Mr. Miller, with Mr. Miller serving as Chairperson.
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The annual review of the charters for the Audit, Compensation and Nominating & Governance Committees was performed and completed. The Board also reviewed and approved updates to the Company’s Code of Business Conduct and Ethics, Related Parties Transaction Policy, Financial Information Integrity Policy, Investment Policy, Incentive Compensation Clawback Policy, and Corporate Governance Guidelines (formerly, the Summary of Corporate Governance Policies).
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The Board approved a new Insider Trading Policy which, includes, among other things, a prohibition against all pledging of company securities as collateral for loans by directors, employees and other individuals and entities covered by the Insider Trading Policy.
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The Compensation Committee approved a new Stock-Based Award Grant Date Policy, which establishes the dates upon which the Company will grant stock-based awards to directors, officers, and other employees of the Company, including annual grants as well as grants for promotions, new hires, retention and other special circumstances.
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In January 2023, the Board appointed Stephen D. Kelley to the Board and to the Audit Committee.

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PROXY STATEMENT

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The proxy detailed herein is solicited on behalf of the Board of Directors (the “Board” or “Board of Directors”) of Onto Innovation for use at the 2023 Annual Meeting of Stockholders to be held May 9, 2023 at 12:00 p.m. Eastern Time (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company’s principal executive offices located at 16 Jonspin Road, Wilmington, MA 01887. Directions to the Annual Meeting may be found on our website (www.ontoinnovation.com) by clicking on “Company,” “Locations,” “Massachusetts” and then accessing the interactive map. The Company’s telephone number is (978) 253-6200.

On or about March 30, 2023, we will furnish a Notice of Internet Availability of Proxy Materials (“Notice”) to our stockholders containing instructions on how to access the proxy materials online at:

https://www.ontoinnovation.com/ar-proxy

Instructions on how to vote online and to request a printed copy of the proxy materials may be found in the Notice. If you receive a Notice by mail, you will not receive a paper copy of the proxy materials unless you request such materials by following the instructions contained in the Notice. Your vote is important, regardless of the extent of your holdings.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

The Company’s Amended and Restated Certificate of Incorporation provides that directors shall be elected at each Annual Meeting of Stockholders, and that each director of the Company shall serve until the expiration of the term for which he or she is elected and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, disqualification or removal.

Based on the recommendation of the Nominating & Governance Committee, the eight director nominees approved by the Board for inclusion in this proxy statement and for election at the Annual Meeting are:

Leo Berlinghieri Stephen D. Kelley David B. Miller Michael P. Plisinski Karen M. Rogge Christopher A. Seams May Su Christine A. Tsingos

Each nominee is currently serving as a director of Onto Innovation. In making its recommendations, the Nominating & Governance Committee considered a number of factors, including its criteria for Board membership, which include the qualifications that must be possessed by a director candidate in order to be nominated for a position on our Board. Each nominee has indicated that he or she will serve if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s eight nominees. In the event that any nominee of the Company becomes unable or unavailable to serve as a director at the time of the Annual Meeting (which we do not anticipate) the proxy holders will vote the proxies for any substitute nominee who is designated by the current Board to fill the vacancy. Alternatively, the Board, in its discretion, may elect not to nominate a substitute and to reduce the size of the Board. We do not have any reason to believe that any of the nominees will be unable or will decline to serve as a director.

Board Composition And Refreshment

A priority of the Nominating & Governance Committee and the Board as a whole is making certain that the composition of the Board reflects the desired professional experience, skills, and backgrounds in order to present an array of viewpoints and perspectives, help develop and execute strategy for the future, and effectively represent the long-term interests of stockholders. Further, the Board recognizes the importance of Board refreshment in order to continue to achieve an appropriate balance of tenure, turnover, diversity, and skills on the Board.

Vote Required

Pursuant to the Company’s Amended and Restated Bylaws (“Bylaws”), our directors are elected by the affirmative vote of the majority of the votes cast (provided, however, that if the number of nominees exceeds the number of directors to be elected, directors will be elected by a plurality voting standard). In order for a director in an uncontested election to be elected, the number of votes cast “for” his/her election must exceed the number of votes cast “against” his/her election (with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that director’s election). If a nominee who is an incumbent director receives a greater number of “against” votes for election than “for” votes in an uncontested election and is not elected, our Corporate Governance Guidelines provide that such director must promptly tender a resignation to the Board. Our Nominating & Governance Committee would then make a recommendation to the Board on whether to accept or reject the tendered resignation, or whether other action should be taken. Within 90 days after the date of the certification of the election results, our Board will act on any such tendered resignation and publicly disclose (in a press release, a filing with the SEC or other broadly disseminated means of communication) its decision regarding the tendered resignation and the rationale behind the decision.

Information About The Nominees And Continuing Directors

Our Board and its Nominating & Governance Committee believe that all of the director nominees are highly qualified, have demonstrated leadership skills, and have the requisite experience and judgment in areas that are relevant to our business. We believe that their ability to challenge and stimulate management and their dedication to the affairs of the Company collectively serve the interests of the Company and its stockholders. The Company is unaware of any arrangements or understandings between any director or nominee and any other person(s) pursuant to which any director or nominee was or is to be selected.

The eight nominees for director are set forth below. All information is as of the record date.

Name	Principal Occupation	Board Tenure(1)
Nominee Directors:
Leo Berlinghieri	Former President and Chief Executive Officer of MKS Instruments, Inc.	14.5 years
Stephen D. Kelley	President and Chief Executive Officer of Advanced Energy Industries, Inc.	<0.2 year
David B. Miller	Former President of DuPont Electronics & Communications	7.7 years
Michael P. Plisinski	Chief Executive Officer of Onto Innovation Inc.	7.4 years
Karen M. Rogge	President of RYN Group LLC, and Former Senior Vice President and Chief Financial Officer of Extreme Networks, Inc.	1.5 years
Christopher A. Seams	Former Chief Executive Officer of Deca Technologies Inc.	7.6 years
May Su	Former Chief Executive Officer of Kateeva, Inc.	1.1 years
Christine A. Tsingos	Former Executive Vice President and Chief Financial Officer of Bio-Rad Laboratories, Inc.	8.9 years
(1)
On October 25, 2019 (the “Merger Date”), Rudolph Technologies, Inc. merged with and into Nanometrics Incorporated, which was then renamed Onto Innovation Inc. (the “2019 Merger”). Unless otherwise indicated or context otherwise requires, as used herein “Nanometrics” refers to Nanometrics Incorporated and its subsidiaries prior to the Merger Date and “Rudolph” refers to Rudolph Technologies, Inc. and its subsidiaries prior to the Merger Date. Board tenure includes time served on the Rudolph Board of Directors or the Nanometrics Board of Directors, as applicable, prior to the Merger Date.

There are no family relationships between any directors or executive officers of the Company. The Nominating & Governance Committee considered the professional experience, skills, and backgrounds of the nominees and recommended the nominees to the full Board.

The following reflects additional information regarding the background and qualifications of our director nominees, including the experience and skills that support the Board’s determination that each director nominee should serve on our Board.

The director nominees for 2023 voluntarily self-identified with the following diversity characteristics:

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Gender Self-Identification: 62.5% Male / 37.5% Female
•
Race/Ethnicity Identification: 87.5% White / 12.5% Asian
•
LGBTQ+ Identification: None

NOMINEES FOR DIRECTOR

Leo Berlinghieri

Director Since:	July 2008
Age:	69
Independent Status:	Independent Director
Board Committee(s):	Nominating & Governance (Chairperson), Compensation
Other Public Company Boards:	MKS Instruments, Inc. (2005-2013)

From July 2005 to December 2013, Mr. Berlinghieri served as President and Chief Executive Officer of MKS Instruments, Inc., a critical subsystem and instrument provider to the semiconductor industry. From April 2004 to July 2005, Mr. Berlinghieri served as President and Chief Operating Officer, and prior to that served as Vice President and Chief Operating Officer from July 2003 to April 2004, at MKS Instruments, Inc. Mr. Berlinghieri also served on the Advisory Board of Unipower, LLC from 2017 to 2019, as a director on the North America Advisory Board of Semiconductor Equipment and Materials International (SEMI) from 2005 to 2013, holding the role of chairperson in 2012 and 2013, and on the Board of Directors of the Massachusetts High Technology Council, Inc. from 2006 to 2013.

Key Qualifications, Attributes, Skills and Experience

Mr. Berlinghieri has over 34 years of experience in the semiconductor industry and extensive international, financial, and operations experience through his various roles with MKS Instruments, Inc., including Chief Executive Officer, Chief Operating Officer and Vice President of Global Sales and Service.

Stephen D. Kelley

Director Since:	January 2023
Age:	60
Independent Status:	Independent Director
Board Committee(s):	Audit
Other Public Company Boards:	Advanced Energy Industries, Inc. (since March 2021) Amkor Technology, Inc. (2013-2020)

Mr. Kelley has served President & Chief Executive Officer of Advanced Energy Industries, Inc., which designs and manufactures highly engineered power delivery systems for semiconductor wafer fabrication equipment and other mission-critical applications, since March 2021. Previously, Mr. Kelley served as President and Chief Executive Officer of Amkor Technology, Inc., a leading semiconductor package and test company, from May 2013 to June 2020. Prior to joining Amkor, Mr. Kelley served as Senior Advisor to Advanced Technology Investment Company, the Abu Dhabi-sponsored investment company that owned GlobalFoundries Inc. at the time, from June through November 2012. Mr. Kelley served as Executive Vice President and Chief Operating Officer of Cree, Inc. from 2008 to 2011. Previously, Mr. Kelley held executive leadership roles at Texas Instruments Inc. and Philips Semiconductors. Mr. Kelley holds a Bachelor of Science degree in Chemical Engineering from the Massachusetts Institute of Technology and a Juris Doctor degree from Santa Clara University.

Key Qualifications, Attributes, Skills and Experience

With over 30 years of leadership experience in the semiconductor industry, Mr. Kelley has a comprehensive understanding of our industry and extensive management experience, and also possesses first-hand knowledge of our customer base and has in-depth experience in strategic planning, business development, technology, manufacturing, and operations relevant to our business. Mr. Kelley was recommended to serve on our Board by a third-party search firm.

David B. Miller

Director Since:	July 2015
Age:	66
Independent Status:	Independent Director
Board Committee(s):	Compensation (Chairperson), Nominating & Governance, M&A (Chairperson)
Other Public Company Boards:	Merrimac Industries, Inc. (2002-2008)

Mr. Miller served as Rudolph’s non-executive Chairperson from August 2018 through the Merger Date. From June 1981 to November 2015, Mr. Miller served in various positions, most recently as President, at DuPont Electronics & Communications, an electronic materials company. Mr. Miller previously served as the President of the University of Virginia School of Engineering & Applied Science Foundation from 2016 to 2018. Mr. Miller served on the board of directors of Semiconductor Equipment and Materials International (SEMI) from 2011 to 2015 and on the board of the North Carolina Chamber of Commerce from 2010 to 2015. He has also served on several electronics joint venture boards in the U.S. and Asia. Mr. Miller holds a Bachelor of Science degree in Electrical Engineering from the University of Virginia.

Specific Qualifications, Attributes, Skills and Experience

Mr. Miller has over 40 years of experience in the electronics industry. In his prior roles, including as President of DuPont Electronics & Communications, he had oversight of technology advancement, complex financial transactions, profit and loss responsibility and investor relations, and brings substantial management and market expertise to the Board. Mr. Miller also has substantial international experience, having served on several electronics joint venture boards in the U.S. and Asia as well as on the board of SEMI International.

Michael P. Plisinski

Director Since:	November 2015
Age:	53
Independent Status:	Non-Independent Director
Board Committee(s):	None
Other Public Company Boards:	None

Mr. Plisinski has served as the Company’s Chief Executive Officer since the Merger Date and was previously Chief Executive Officer of Rudolph from November 2015 through the Merger Date. Prior to his appointment as Rudolph’s CEO, Mr. Plisinski served as Rudolph’s Executive Vice President and Chief Operating Officer from October 2014 to November 2015 and as Vice President and General Manager, Data Analysis and Review Business Unit from February 2006, when Rudolph merged with August Technology Corporation, a provider of process control equipment for thin film measurement and macro defect inspection, until October 2014. From February 2004 to February 2006, Mr. Plisinski served as August Technology’s Vice President of Engineering and, from July 2003 to February 2004, as its Director of Strategic Marketing for review and analysis products. Mr. Plisinski joined August Technology in connection with its acquisition of Counterpoint Solutions, a supplier of optical review and automated metrology equipment to the semiconductor industry, where he was both sole founder and President from June 1999 to July 2003. Since August 2020, Mr. Plisinski has served on the Board of Cognizer.AI, a software company that specializes in deep-learning powered natural language intelligence. Mr. Plisinski has a Bachelor of Science degree in Computer Science from the University of Massachusetts and has completed the Advanced Management Program from Harvard Business School.

Key Qualifications, Attributes, Skills and Experience

Mr. Plisinski brings to our Board of Directors insights based on his leadership roles at the Company and his deep knowledge of our products, markets, customers, culture, and organization.

Karen M. Rogge

Director Since:	September 2021
Age:	68
Independent Status:	Independent Director
Board Committee(s):	Audit, M&A
Other Public Company Boards:	GigCapital5, Inc. (since February 2023) Rambus Inc. (since April 2021) Kemet Corporation (2018-2020) AeroCentury Corp. (2017-2018)

Ms. Rogge is president of the RYN Group LLC, a management consulting business, which she founded in 2010. She served as the Interim Vice President and Chief Financial Officer of Applied Micro Circuits Corporation, a semiconductor company, from 2015 to 2016. Previously, Ms. Rogge served as the Senior Vice President and Chief Financial Officer of Extreme Networks, a computer network company, from 2007 to 2009. Earlier in her career, she held executive financial and operations management positions at Hewlett Packard Company and Seagate Technology. Ms. Rogge holds a Master of Business Administration degree from Santa Clara University, and a Bachelor of Science degree in business administration from California State University, Fresno. She maintains a National Association of Corporate Directors (NACD) Board Leadership Fellow credential and has attended the Stanford Directors College. Ms. Rogge also serves as a director of GigCapital6, Inc., a privately held special purpose acquisition company.

Key Qualifications, Attributes, Skills and Experience

Ms. Rogge has substantial financial and international experience gained in her roles as Chief Financial Officer of Applied Micro Circuits Corporation and Extreme Networks as well as in executive financial and operations roles at Hewlett Packard Company and Seagate Technology. From her prior roles she also gained a broad array of technological exposure, interaction, and understanding.

Christopher A. Seams

Director Since:	August 2015
Age:	60
Independent Status:	Independent Director
Board Committee(s):	Nominating & Governance, M&A
Other Public Company Boards:	Xperi Inc. (since October 2013)

Mr. Seams served as Chief Executive Officer of Deca Technologies Inc., a wafer-level electronic interconnect solutions provider to the semiconductor industry, from June 2013 to August 2016. Prior to Deca Technologies, Mr. Seams served as Executive Vice President of sales and marketing at Cypress Semiconductor, a semiconductor design and manufacturing company, and held various technical and operational management positions in its manufacturing, development, and operations. Prior to joining Cypress in 1990, Mr. Seams worked in process development for Advanced Micro Devices and Philips Research Laboratories. Mr. Seams earned his Bachelor of Science degree in electrical engineering from Texas A&M University and his master’s degree in electrical and computer engineering from the University of Texas at Austin. Mr. Seams has a Professional Certificate in Advanced Computer Security from Stanford University and is a senior member of the Institute of Electrical and Electronics Engineers. Mr. Seams is a member of the American College of Corporate Directors (ACCD) as well as a member and Certified Director of the National Association of Corporate Directors (NACD).

Key Qualifications, Attributes, Skills and Experience

Mr. Seams has over 30 years of experience within the semiconductor industry. During that time he has gained substantial management, financial and international experience as a senior leader at multiple companies. He also brings to the Board technology and innovation experience gained through an array of technical and operational management positions in manufacturing, development, operations, and process development.

May Su

Director Since:	March 2022
Age:	65
Independent Status:	Independent Director
Board Committee(s):	Audit, Compensation
Other Public Company Boards:	Kateeva, Inc. (2020-2022)

Ms. Su served as Chief Executive Officer of Kateeva, Inc., a company that builds inkjet deposition equipment solutions, from March 2020 to October 2022. Prior to becoming Chief Executive Officer, Ms. Su served as Kateeva’s Chief Marketing Officer starting in January 2018 and added the role of Senior Vice President of Sales in May 2019. Before joining Kateeva, Ms. Su was an independent consultant from 2016 to 2018. From 2012 to 2016, Ms. Su served in an array of senior management roles, including Vice President, Strategic Marketing and Vice President Strategic OEM Sales, for Brooks Automation, Inc., a provider of automation, vacuum and instrumentation equipment for multiple markets, including semiconductor manufacturing. From 2009 to 2012, Ms. Su served as Vice President and General Manager for Crossing Automation Inc., a manufacturer of fabrication and tool automation products, which was acquired by Brooks Automation in 2012. Before her role at Crossing Automation, Ms. Su was President of U.S. & European Field Operations for Nova Measuring Instrument, Inc., a provider of metrology devices for advanced process control used in semiconductor manufacturing, and held other senior management roles with Aviza Technology, Inc., New-Wave Research, KLA-Tencor Corporation and Lam Research Corporation. Ms. Su holds a Bachelor of Science degree in mechanical engineering from Cornell University, a Master of Science degree in mechanical engineering from University of California-Berkeley, and a Master of Business Administration degree from Santa Clara University, Leavey School of Business. Ms. Su also serves on the board of directors of Applied Engineering, Inc., a high-tech contract manufacturing company.

Key Qualifications, Attributes, Skills and Experience

Ms. Su has over 40 years of experience within the semiconductor capital equipment industry. During that time she has gained substantial management, international and financial experience in her role as Chief Executive Officer of Kateeva, Inc., as well as in other executive and general manager roles.

Christine A. Tsingos

Director Since:	May 2014
Age:	64
Independent Status:	Independent Director
Board Committee(s):	Audit (Chairperson), Compensation
Other Public Company Boards:	Envista Holdings Corporation (since September 2019) Varex Imaging Corporation (since February 2017) Telesis Bio Inc. (since May 2021)

Ms. Tsingos served as the Executive Vice President and Chief Financial Officer of Bio-Rad Laboratories, a manufacturer and distributor of life science research and clinical diagnostics products, from December 2002 through May 2019. Prior to Bio-Rad, Ms. Tsingos held executive positions at Autodesk, The Cooper Companies, and Attest Systems. Ms. Tsingos earned a Bachelor of Arts degree in International Studies from the American University in Washington, D.C. and a Master of Business Administration degree in International Business from the George Washington University. In 2010, Ms. Tsingos was awarded the prestigious Bay Area CFO of the Year.

Key Qualifications, Attributes, Skills and Experience

Ms. Tsingos has over 30 years of financial and operational experience with a series of companies, including 16 years of service as Chief Financial Officer of Bio-Rad Laboratories through which she also gained comprehensive international experience. Ms. Tsingos also has significant experience and knowledge of both the Company and the semiconductor industry derived from nine years of dedicated service on the Boards of Directors of Nanometrics and the Company.

The Board recommends voting “FOR” all of the nominees set forth above.

CORPORATE GOVERNANCE PRINCIPLES AND PRACTICES

Onto Innovation is committed to sound and effective corporate governance practices. Having such practices is essential to running our business efficiently and maintaining our integrity in the marketplace. The major components of our corporate governance practices are described below.

Board Leadership Structure

In accordance with our sound and effective corporate governance practices, the roles of Chief Executive Officer (“CEO”) and Chairperson of the Board are held by separate individuals. Our Board is led by Christopher A. Seams, who is an independent director and has served as Chairperson of the Board since the Merger Date. The Board’s primary responsibility is to oversee management of the company. Company management is led by Michael P. Plisinski, who has served as our CEO and a director since the Merger Date.

Our Board is currently comprised of one non-independent director, Mr. Plisinski, and seven independent directors, each of whom has been affirmatively determined by our Board to meet the criteria for independence established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange (“NYSE”). The independent directors meet periodically in executive session chaired by the Chairperson without the CEO or other management present. Furthermore, each director is encouraged to suggest items for the Board agenda in advance of any meeting and to raise at any Board meeting subjects that are not on the agenda for that meeting.

The Board believes that, at the current time, the designation of an independent Chairperson of the Board facilitates the functioning of the Board, while leaving the CEO with the responsibility for setting the strategic direction for the Company and for the day-to-day leadership and performance of the Company. The independent Chairperson of the Board:

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Presides at all meetings of the stockholders and the Board at which he or she is present;
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Establishes the agenda for each Board and stockholder meeting;
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Calls and prepares the agenda for and presides over separate executive sessions of the independent directors;
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Acts as a liaison between the independent directors and the Company’s management; and
•
Performs such other powers and duties as may from time to time be assigned by the Board or as may be prescribed by the Company’s Bylaws.

Board Meetings

In 2022, each incumbent director attended at least 96% of the aggregate of the total number of Board meetings and the total number of meetings of Board committees on which such director served during the time such director served on the Board. Edward J. Brown, Jr. and Bruce C. Rhine both attended 75% or more of the Board meetings and meetings of committees on which they served that were held during 2022 until the Company’s 2022 Annual Meeting date at which Messrs. Brown and Rhine did not stand for reelection to the Board. While the Company does not currently have a formal policy regarding the attendance of directors at the Annual Meeting of stockholders, directors are encouraged to attend. All members of the Board who stood for reelection at the Company’s 2022 Annual Meeting of Stockholders attended the Annual Meeting.

In 2022, the Board held a total of six Board meetings. On four occasions during 2022 the Company’s Board met in executive session in which only the independent Board members were present.

Board Independence

The Board makes an annual determination as to the independence of each of our Board members under the current standards for “independence” established by the NYSE and the SEC. The Board has determined that the following nominees for election as directors to our Board are independent under the NYSE Listing Rules and SEC rules: Leo Berlinghieri, Stephen D. Kelley, David B. Miller, Karen M. Rogge, Christopher A. Seams, May Su, and Christine A. Tsingos. Michael P. Plisinski, due to his position as our CEO, is not considered to be independent. The two directors who did not stand for re-election in 2022, Edward J. Brown, Jr. and Bruce C. Rhine were both determined by the Board to be independent under applicable NYSE and SEC rules.

During 2022, none of the independent members of our Board was a party to any transactions, relationships, or arrangements that were considered by the Board to impair his or her independence.

Oversight Of Risk

One of the Board’s primary responsibilities is reviewing the Company’s strategic plans and objectives, including oversight of the principal risk exposures of the Company. In particular, the Board is responsible for monitoring and assessing strategic risk exposure, including determining the nature and level of risk appropriate for the Company. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through the standing Board committees, which address risks inherent in their respective areas of oversight. The Audit Committee, along with the Nominating and Governance Committee, assists the Board in oversight and monitoring of the financial and legal risks facing the Company, management’s approach to addressing these risks and strategies for risk mitigation. On at least an annual basis, the Audit Committee reviews, and discusses with management, policies and systems pursuant to which management addresses risk, including risks associated with our audit, financial reporting, internal control, disclosure control, cybersecurity, regulatory compliance and investment policies. Our Compensation Committee, at least annually, reviews our compensation program to ensure that it does not encourage excessive risk-taking. Our Nominating & Governance Committee oversees risks related to governance issues, such as succession planning. It also monitors and oversees legal compliance and compliance with the Company’s Code of Business Conduct and Ethics, including the investigation and enforcement of the provisions of the Code of Business Conduct and Ethics. Each of our Committees regularly reviews with our Board any issues that arise in connection with the risk matters within the scope of its responsibilities and, in accordance with our Corporate Governance Guidelines, our full Board regularly engages in discussions of risk management to assess major risks facing our Company and review options for the mitigation of such risks. As a result of the foregoing, we believe that our CEO, together with the Chairpersons of our Audit, Compensation and Nominating & Governance Committees and our full Board, provide effective oversight of Company risk.

As part of the Company’s cybersecurity initiatives, we have established the Cyber Security Council (“CSC”), a cybersecurity oversight committee composed of members of the management team. The CSC oversees and is responsible for the executive level supervision of the Company’s cybersecurity risk, information security, and technology risk, as well as the Information Technology department’s actions to identify, assess, mitigate, and remediate cyber related issues. The CSC receives regular quarterly reports from the Vice President of Information Technology on the Company’s cybersecurity risk profile and enterprise cybersecurity program and meets with the Board’s Audit Committee on at least a quarterly basis. The CSC annually reviews and recommends the Company’s information security policy and information security program to the Board for approval. The Board reviews and discusses the Company’s technology strategy with the Vice President of Information Technology on an annual basis and approves the Company’s technology strategic plan.

Board Committees

The Board has four standing committees with separate chairpersons: the Audit, Compensation, Nominating & Governance, and M&A Committees. Each of the Board committees is composed solely of independent directors and has adopted a written charter that sets forth the specific responsibilities and qualifications for membership on the committee. The charters of these committees are available on our website at https://investors.ontoinnovation.com/governance/governance-documents/.

In 2022, the composition of and number of meetings held by the Company’s Board committees were as follows:

Committee Chairperson	Committee Members	Number of Meetings Held in 2022
Audit Committee
Christine A. Tsingos	Edward J. Brown, Jr.[1] Bruce C. Rhine[1] Karen M. Rogge Christopher A. Seams[2] May Su3	10
Nominating & Governance Committee
Leo Berlinghieri	David B. Miller Bruce C. Rhine[1] Christopher A. Seams	6
Compensation Committee
David B. Miller[6]	Edward J. Brown, Jr.[4] Leo Berlinghieri May Su5 Christine A. Tsingos	6
M&A Committee
David B. Miller	Karen M. Rogge Christopher A. Seams	2
1
Committee member until his retirement from the Board effective at the 2022 Annual Meeting.
2
Committee member from January 2022 until May 2022.
3
Committee member effective as of May 2022.
4
Committee chairperson until his retirement from the Board effective at the 2022 Annual Meeting.
5
Committee member effective as of appointment to the Board in March 2022.
6
Committee chairperson effective as of May 2022.

Audit Committee

The current members of the Audit Committee are Stephen D. Kelley, Karen M. Rogge, May Su, and Christine A. Tsingos, who also serves as the chairperson of the committee. The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of our financial statements, our accounting policies and procedures and our compliance with legal and regulatory requirements. Among its functions, the Audit Committee is responsible for:

•
The appointment, compensation, performance evaluation, retention, and oversight of the Company’s independent registered public accounting firm;
•
The approval of services performed by the Company’s independent registered public accounting firm;
•
Reviewing the responsibilities, functions, and performance of the Company’s internal audit function;
•
Reviewing the scope and results of internal audits and ongoing assessments of the Company’s risk management processes and system of internal control;
•
Reviewing and approving in advance any related party transactions; and
•
Evaluating the Company’s system of internal control over financial reporting and disclosure controls and procedures.

The report of our Audit Committee is found below under the caption “Audit Committee Report.”

The Board has determined that each of the Audit Committee members meets the Audit Committee membership requirements set forth by the NYSE and the SEC, including that they be “independent” and financially literate. Furthermore, the Board has determined that Ms. Tsingos and Ms. Rogge each qualify as an “Audit Committee Financial Expert” as that term is defined under SEC rules and have “accounting or related financial management expertise” as contemplated by NYSE rules.

Compensation Committee

The current members of the Compensation Committee are Leo Berlinghieri, May Su, Christine A. Tsingos, and David B. Miller, who also serves as chairperson of the committee. The Compensation Committee is responsible for reviewing and approving the compensation of the Company’s officers, reviewing and recommending to the Board for approval the compensation policy for the Company’s non-employee directors, and administering the Company’s equity compensation plans, among other things. With respect to the compensation of the Company’s CEO, the Compensation Committee reviews and approves the various elements of the CEO’s compensation. With respect to other officers, including each of our named executive officers (“NEOs”), the Compensation Committee reviews the compensation for such individuals presented to the Compensation Committee by the CEO and the reasons therefor and, in its discretion, may approve or modify the compensation packages for such individuals. The Compensation Committee has delegated to the Company’s CEO the authority, within certain parameters, to approve the grant of restricted stock units (“RSUs”) to employees and consultants who are not directors or executive officers subject Section 16 reporting obligations.

In accordance with its charter, the Compensation Committee may form, and delegate its authority to, subcommittees when appropriate. Further, the Compensation Committee has the authority to retain independent compensation consultants and to obtain advice from internal or external legal, accounting, and other advisors to assist in the evaluation of director, officer, or employee compensation or other matters within the scope of the Compensation Committee’s responsibilities and is directly responsible for the appointment, compensation, and oversight of such consultants and other outside advisors, including their fees and other retention terms. From time to time, the Compensation Committee engages the services of such independent compensation consultants to provide advice on compensation plans and issues related to the Company’s executive officer and non-executive officer employees. In 2022, the Compensation Committee engaged Compensia, Inc. (“Compensia”) to provide such assistance to the Compensation Committee.

Each current member of our Compensation Committee is a “non-employee” director within the meaning of Rule 16b-3 under the Exchange Act. The Board has determined that each of the Compensation Committee members meets the Compensation Committee membership requirements set forth by the NYSE and the SEC, including that they be “independent.”

For further discussion of the Compensation Committee and its processes and procedures, please refer to the “Compensation Program Objectives, Design, and Practices” section in the Compensation Discussion and Analysis below. The Compensation Committee Report is included under the caption “Compensation Committee Report on Executive Officer Compensation” in this Proxy Statement.

Nominating & Governance Committee

The current members of the Nominating & Governance Committee are David B. Miller, Christopher A. Seams, and Leo Berlinghieri, who also serves as chairperson of the committee. The responsibilities of the Nominating & Governance Committee include:

•
Identifying prospective director nominees and recommending to the Board director nominees for the next Annual Meeting of Stockholders and replacements of a director in the event of a vacancy on the Board;
•
Recommending to the Board the appointment of directors to Board committees;
•
Developing and recommending to the Board, and monitoring compliance with, the corporate governance guidelines applicable to the Company;
•
Managing the CEO selection process;
•
Overseeing evaluation of Company management; and
•
Conduct an annual review of management succession planning.

The Nominating & Governance Committee also oversees the annual evaluation of the Board, the committees of the Board and the individual directors. Among other topics, the evaluation in general assesses:

•
For both the Board and the committees:
◦
Their structure and composition;
◦
The format and content of meetings; and
◦
The effectiveness of the Board and the committees, as applicable.

•
For each individual director:
◦
Their performance and approach to their directorship;
◦
Their understanding of their role as a director;
◦
Their understanding of critical aspects of the Company’s business, products and strategy; and
◦
Their skills, experience and ongoing training.

The goal of the evaluation is to identify and address any performance issues at the Board, committee or individual level, should they exist, identify potential gaps in the boardroom and to assure the maintenance of an appropriate mix of director skills and qualifications. Upon completion of the evaluation, the Nominating & Governance Committee provides feedback to the Board, the committees and the individual directors regarding the results of the evaluation and raises any issues that have been identified which may need to be addressed.

The Nominating & Governance Committee utilizes a variety of methods for identifying and evaluating potential candidates for joining the Board. For 2022, the Nominating & Governance Committee engaged both Spencer Stuart and ON Partners, each an executive search and leadership consulting firm, to assist with this process. The Nominating & Governance Committee’s general policy is to assess the appropriate size and needs of the Board and whether any vacancies are expected due to retirement or otherwise. In addition, candidates for director are typically reviewed in the context of the current composition of the Board, the operating requirements of the Company, the current needs of the Board, and the long-term interests of stockholders, with the goal of maintaining a balance of knowledge, experience and capability. In the event those vacancies are anticipated, or otherwise arise, the Nominating & Governance Committee will consider recommending various potential candidates to fill such vacancies. Candidates may also come to the attention of the Nominating & Governance Committee through its current members, stockholders or other persons.

The Board has determined that each of the Nominating & Governance Committee members meets the Nominating & Governance Committee membership requirements, including the independence requirements of the NYSE and the SEC.

M&A Committee

The current members of the M&A Committee are Karen M. Rogge, Christopher A. Seams, and David B. Miller, who also serves as chairperson of the committee. The Board established the M&A Committee as a standing committee in May 2022 to assist the Board in evaluating potential acquisitions, investments, mergers, divestitures, and similar strategic transactions and to oversee management’s execution of such strategic transactions. The M&A Committee’s responsibilities include:

•
Reviewing and assessing strategic transactions identified by management, including the valuation, strategic rationale and integration strategy for any proposed transaction;
•
Approving non-binding term sheets, letters of intent, indications of interest, and other similar documents for strategic transactions;
•
Overseeing the diligence processes for strategic transactions; and
•
Providing guidance to management as to the desired methodology and processes for identification, development, and presentation of strategic opportunities.

Other Committees

Our Board may from time to time establish other special or standing committees to facilitate the oversight of management of the Company or to discharge specific duties delegated to the committee by the full Board.

Compensation Committee Interlocks And Insider Participation

During fiscal year 2022, Leo Berlinghieri, Edward J. Brown, Jr., David B. Miller, May Su, and Christine A. Tsingos were each a member of the Compensation Committee. Mr. Brown ceased serving on the committee as of his retirement from the Board at the 2022 Annual Meeting. No member of our Compensation Committee was at any time during fiscal year 2022, or formerly, an officer or employee of Onto Innovation or any subsidiary of Onto Innovation. No member of our Compensation Committee had any relationship with us during fiscal year 2022 requiring disclosure under Item 404 of Regulation S-K under the Exchange Act. During fiscal year 2022, none of our executive officers served as a member of the board of directors or compensation committee (or other committee serving an equivalent function) of any entity that had one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Board Membership Criteria And Nominee Identification

The Nominating & Governance Committee of the Board determines the required selection criteria and qualifications of director nominees based upon the needs of the Company at the time nominees are considered. While the Nominating & Governance Committee has no specific minimum qualifications for director candidates, persons considered for nomination to the Board must demonstrate the following qualifications to be recommended by the Nominating & Governance Committee for election:

•
The candidate must exhibit proven leadership capabilities, high integrity, and experience with a high level of responsibilities within his or her chosen field;
•
The candidate must possess the ability to apply good business judgment and be of sound mind and high moral character;
•
The candidate must have no personal or financial interest that would conflict or appear to conflict with the interests of the Company;
•
The candidate must be in a position to properly exercise his or her duties of loyalty and care and be willing and able to commit the necessary time for Board and committee service; and
•
The candidate must have the ability to grasp complex principles of business, finance, international transactions and semiconductor inspection, metrology, lithography, and related software technologies.

The Nominating & Governance Committee retains the right to modify these qualifications from time to time.

In selecting director nominees, the Nominating & Governance Committee considers, among other factors:

•
The competencies and skills that the candidate possesses and the candidate’s areas of qualification and expertise that would enhance the composition of the Board and further its ability to offer advice and guidance to management;
•
How the candidate would contribute to the Board’s overall balance of expertise, perspectives, backgrounds, and experiences in substantive matters pertaining to the Company’s business; and
•
The candidate’s demonstrated excellence in his or her field and commitment to rigorously representing the long-term interests of the Company’s stockholders.

When current Board members are considered for nomination for reelection, the Nominating & Governance Committee also takes into consideration their prior contributions to and performance on the Board and their record of attendance.

The Nominating & Governance Committee considers the above criteria for nominees identified by the Nominating & Governance Committee itself, by stockholders, or through other sources. The Nominating & Governance Committee uses the same criteria for evaluating all nominees, regardless of the original source of nomination. The Nominating & Governance Committee may use the services of a third-party search firm to assist in the identification or evaluation of Board member candidates.

Consideration Of Director Nominees

The Nominating & Governance Committee has a formal policy with regard to consideration of director candidates recommended by the Company’s stockholders, which is contained within the Company’s Director Candidate Policy, which may be found on our website at:

https://investors.ontoinnovation.com/governance/governance-documents/

In accordance with this policy, the Nominating & Governance Committee will consider recommendations for director candidates from stockholders holding no less than 1% of the Company’s securities for at least 12 months prior to the date of the submission of the recommendation. Stockholders wishing to recommend persons for consideration by the Nominating & Governance Committee as nominees for election to the Company’s Board can do so by writing to the Office of the General Counsel of the Company at its principal executive offices giving:

•
The candidate’s name, age, business address and residence address;
•
The candidate’s detailed biographical data and qualifications including principal occupation and employment history;
•
The class and number of shares of the Company which are beneficially owned by the candidate;
•
The candidate’s written consent to being named as a nominee and to serving as a director, if elected;
•
Information regarding any relationship between the candidate and the Company in the last three years;

•
Any other information relating to the candidate that is required by law to be disclosed in solicitations of proxies for election of directors;
•
The name and address of the recommending or nominating stockholder;
•
The class and number of shares of the Company which are beneficially owned by the recommending or nominating stockholder; and
•
A description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) relating to the nomination.

Stockholders also have the right to directly nominate director candidates, without any action or recommendation on the part of the Nominating & Governance Committee or the Board, by following the procedures set forth in Section 2.5 of the Company’s Bylaws.

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines, which, along with the Company’s Certificate of Incorporation and Bylaws and the Board committee charters, provide the framework for the governance of Onto Innovation. The Board follows the procedures and standards in the Corporate Governance Guidelines to fulfill its responsibilities and discharge its governance duties. A copy of the Corporate Governance Guidelines is available on our website at:

https://investors.ontoinnovation.com/governance/governance-documents/

Codes Of Ethics

We have adopted a Code of Business Conduct and Ethics (applicable to all directors, officers, employees, consultants, and contractors) and a Financial Information Integrity Policy (applicable to our financial officers, including our CEO and Chief Financial Officer (“CFO”)) that each set forth principles of ethical and legally compliant conduct and establish procedures for reporting any violations. Copies of the Code of Business Conduct and Ethics and the Financial Information Integrity Policy may be found on our website at:

https://investors.ontoinnovation.com/governance/governance-documents or may be requested (without charge) by writing to:

Onto Innovation Inc.

Attention: Investor Relations

16 Jonspin Road

Wilmington, Massachusetts 01887

The Company will post on its website any amendment or waiver of a provision of our Code of Business Conduct and Ethics as may be required, and within the time period specified, by applicable SEC rules.

Corporate Social Responsibility

An important part of advancing the semiconductor industry through our innovation is being a socially responsible company. Our Company’s core values of Passion, Integrity, Collaboration, and Results underpin our commitments to sustainable growth and to making a positive contribution to people and the planet. We strive to achieve responsible and sustainable business practices and continuous improvement in our own operations, in our partnerships with our customers, across our supply chain and in our engagements with our other stakeholders. Our Company invests in environmental, social, and governance (“ESG”) initiatives across our business and integrates ESG principles into our day-to-day operations.

Business and Governance. Our Company has established a cross-functional ESG executive leadership team that is responsible for proposing goals, developing and executing strategy, and embedding ESG into our operations management. This ESG leadership team provides regular updates to the Board and engages them to discuss ESG strategy, gain alignment on goals, and report on progress. Our Board is actively engaged in the Company’s ESG oversight and has the primary responsibility for our ESG priorities. Board committees provide further guidance and oversight on relevant ESG topics including the Compensation Committee on human capital management, the Audit Committee on information security and the Nominating & Governance Committee on ethics compliance.

Workplace. As described in the “Social Programs” section in our 2021 ESG Report, our Company strives to provide a work environment that fosters inclusion and diversity, ensures every voice is heard, and enables employees to achieve their full potential. Our Company aims to maintain a collaborative, supportive, and opportunity-rich culture that enhances innovation and employee engagement. We strive to protect the health and safety of our personnel throughout our entire operation, including our offices, manufacturing sites, research and development (“R&D”) centers, and our field team working at customer sites.

Community. Our Company believes that positively involving our employees and giving back to our community is central to our culture and an expression of our core values. In 2021, the Company initiated RISE (Reimagining Initiatives for Society and the Environment) Teams, which have direct oversight from the ESG leadership team. These teams are formed at each location globally in order to promote local charitable giving including employee volunteer hours and employee donations. Our RISE Teams’ philanthropy and volunteerism programs provide financial and human services to improve the quality of life in the communities in which we operate. We are committed to creating positive impacts in communities around the world by contributing to local, national, and international organizations that support community needs such as hunger, food and water security, disadvantaged children and senior citizens, health improvement, and environmental protection.

Sustainable Operations. We believe that incorporating environmental sustainability into business leads to better products, more efficient operations, and added value for our customers. As the world tackles climate change and other critical environmental issues, we seek to do our part by responsibly managing our impact with global goals for energy efficiency, greenhouse gas emissions, carbon footprint per employee, water conservation, and landfill hazardous waste reduction and elimination. We carefully monitor and manage our environmental impact across our business and work to implement cost-effective best practices, focusing our efforts where we believe we can have the biggest long-term impact. Our Company looks at impacts from procurement to manufacturing, during R&D and product design, and throughout a product’s lifecycle. We carefully manage our environmental impact, set goals, and report progress annually through our annual ESG report, which is carefully reviewed and verified by our internal audit function.

Products and Customers. Our Company demands excellence in our quality and environmental performance, as demonstrated through our product and process qualification commitments, which resulted in our ISO 9001 Quality Management certification. We continuously strive to develop innovative products and solutions that help our customers improve their product yields and reduce the amount of scrapped materials. We seek to achieve this through our monitoring processes and by alerting customers via our software products before specification limits are reached, thereby helping customers avoid product test failures. In addition, our equipment meets or exceeds safety requirements and incorporates higher throughput to reduce the energy required to process customer products on a per unit basis, benefiting our customers and the environment. Our Company also strives to extend the life of our products and solutions to enable our customers to realize greater value from our products with a potentially lower environmental impact.

Responsible Supply Chain. Our Company understands the importance of an ethical, responsible, resilient, and diverse supply chain, and we engage with our suppliers to address a wide range of issues including human rights, humane treatment, freely chosen employment, labor, anti-corruption, supplier diversity, environmental impact, and responsible mineral sourcing. We are a strong proponent of supply-chain-related industry standards and endeavor to uphold the guidelines published by the Responsible Business Alliance (“RBA”). Since joining in 2021, the Company has been an affiliate member of the RBA, the world’s largest industry coalition dedicated to corporate responsibility in global supply chains. Beginning in 2022, our direct suppliers are expected to adhere to our Global Supplier Code of Conduct, which incorporates the RBA code of conduct and covers topics such as ethics, integrity, transparency, anti-corruption, conflict minerals, human trafficking, environmental sustainability, and social responsibility. Acknowledgment of and consent to adhere to our Global Supplier Code of Conduct is a mandatory requirement of our new supplier onboarding process.

For more information about our ESG efforts, please refer to our Annual ESG Report available in the Company section of our website at https://ontoinnovation.com/company/environmental-social-governance. Our ESG Report shall not be deemed “filed” with the SEC for purposes of federal securities law, and it shall not be incorporated by reference into any of the Company’s current, past or future SEC filings unless specifically noted in such filing. The information contained on our website is not part of this document and the ESG report shall not be deemed soliciting material.

Related Person Transactions Policy

There have been no “related person transactions” from January 1, 2022 to the date of this proxy statement, nor are there any currently proposed “related person transactions,” involving any director, director nominee or executive officer of the Company, any known 5% stockholder of the Company or any immediate family member of any of the foregoing persons (which are referred to together as “related persons”). A “related person transaction” generally means a transaction involving more than $120,000 in which the Company (including any of its subsidiaries) is a participant and in which one of our executive officers, directors, director nominees or 5% shareholders (or their immediate family members), each of whom we refer to as a related person, has a direct or indirect material interest.

The Board has adopted written policies and procedures addressing the Company’s procedures with respect to the review, approval and ratification of “related person transactions” that are required to be disclosed pursuant to Item 404(a) of Regulation S-K. Our related person practices and policies are designed to ensure that our directors, officers and employees are proactively screened from any conflicts of interests that may interfere with their obligations to the Company. Our policies are included in the Company’s Related Parties Transaction Policy.

Pursuant to the Related Parties Transaction Policy, the Audit Committee, which consists entirely of independent directors, will review any proposed transaction in which the Company or its subsidiaries are to participate if the aggregate amount involved in the transaction will or may exceed $120,000 and any related person may have a direct or indirect material interest in the transaction. The Audit Committee will consider the facts and circumstances and may approve or ratify a proposed transaction if the Audit Committee determines that the transaction is not inconsistent with the interests of the Company and its stockholders. The Audit Committee may impose such conditions as it deems appropriate in connection with its approval.

Communications With The Board Of Directors

We have a formal policy regarding communications with the Board, our Stockholder & Interested Party Communications Policy, which is found on our website at https://investors.ontoinnovation.com/governance/governance-documents/.

Stockholders may communicate with the Board, the Audit, Compensation, or Nominating & Governance Committee, or any of the Company’s directors by writing to:

Onto Innovation Inc.

Office of the General Counsel

16 Jonspin Road

Wilmington, Massachusetts 01887

Such communications will be forwarded to the intended recipient(s) to the extent appropriate. Prior to forwarding any communication, the General Counsel will review it and, in his or her discretion, will not forward a communication deemed to be of a commercial nature or otherwise inappropriate.

Compensation Of Directors

Directors who are employees of the Company receive no compensation for their services as members of the Board. Director compensation for non-employee members of the Board is a mix of cash and equity-based compensation, which is meant to align the interests of our directors with the Company’s long-term performance and stockholder interests. The compensation during fiscal 2022 for directors who were not employees of the Company is as follows:

Board Compensation Element	Amount/Value
Annual Retainer	$70,000	(1)
Annual Equity Grant (in RSUs)	$150,000	(2)
Committee Chairperson Stipend
Audit	$20,000	(1)
Compensation	$15,000	(1)
Nominating & Governance	$10,000	(1)
M&A	$5,000	(1)
Committee Member Stipend
Audit	$10,000	(1)
Compensation	$7,500	(1)
Nominating & Governance	$5,000	(1)
M&A	$2,500	(1)
Chairperson Stipend	$50,000	(1)
Initial Equity Grant (in RSUs)	$150,000	(3)
(1)
Paid subsequent to the director election results at the Annual Meeting of Stockholders.
(2)
Awarded at the second quarter Board meeting in a number of shares calculated by dividing the listed amount by the closing stock price per share of Company Common Stock on the date of grant.
(3)
Awarded as of the first Board meeting following election or appointment and calculated in the same manner as the annual equity grant above but prorated by the number of quarters between such first meeting and the date on which the next annual equity grant is scheduled to be awarded.

Any initial equity grants and/or annual equity grants typically vest on the first anniversary of the grant date. Equity awards granted to directors are granted under and subject to the terms of the Onto Innovation Inc. 2020 Stock Plan (the “2020 Stock Plan”).

For the fiscal year ended December 31, 2022, the non-employee directors received total compensation indicated in the table below. There were no option awards, non-equity incentive plan compensation, or pension and nonqualified deferred compensation earnings granted to such directors. They did not earn any type of compensation during the year other than what is disclosed in the following table:

	Fees Earned or	Stock	All Other
Name	Paid in Cash	Awards (1)	Compensation	Total
Leo Berlinghieri	$87,500	$151,116	—	$238,616
Edward J. Brown, Jr.(2)	—	—	—	—
Stephen D. Kelley(3)	N/A	N/A	N/A	N/A
David B. Miller	$95,000	$151,116	—	$246,116
Bruce C. Rhine(2)	—	—	—	—
Karen M. Rogge	$82,500	$151,116	—	$233,616
Christopher A. Seams	$127,500	$151,116	—	$278,616
May Su	$87,500	$151,116	—	$238,616
Christine A. Tsingos	$97,500	$151,116	—	$248,616

(1)
Represents the grant date fair value for each share-based compensation award granted during the year, calculated in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair value of these awards are set forth in Note 10 to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC. As of December 31, 2022, our directors had the following stock awards outstanding: Mr. Berlinghieri – 2,100 RSUs; Mr. Miller – 2,100 RSUs; Ms. Rogge – 2,100 RSUs; Mr. Seams – 2,100 RSUs; Ms. Su - 2,100 RSUs ; and Ms. Tsingos – 2,100 RSUs.
(2)
Messrs. Brown and Rhine did not stand for re-election to the Board on May 10, 2022.
(3)
Mr. Kelley did not join the Board until January 2023.

Stock Ownership/Retention Guidelines For Directors

The Company has established guidelines related to stock ownership and retention for its non-employee directors. Currently, the guidelines require that each non-employee director of the Company maintain ownership of shares of the Company’s Common Stock equal in value to at least three times the amount of the director’s annual cash retainer. For a new director, the stock holding requirement must be attained within five years of his or her initial election or appointment to the Board.

Compliance with the Company’s stock ownership and retention guidelines is reviewed annually by the Compensation Committee. As of their last review in January 2023, the Compensation Committee determined that all directors who were with the Company for more than one year were in compliance with the ownership requirements.

PROPOSAL 2

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. Consistent with the recommendation of the Board and the preference of our stockholders as reflected in the non-binding advisory vote on the frequency of future advisory votes on named executive officer compensation held at the Nanometrics 2017 Annual Meeting of Stockholders, the Company currently holds an annual “say on pay” vote. In accordance with this policy, this year we are requesting our stockholders to approve an advisory resolution to approve the Company’s named executive officer compensation as reported in this Proxy Statement.

Our executive officer compensation arrangements are designed, consistent with our compensation philosophy and pay-for-performance principles, to provide competitive compensation packages that enable the Company to attract and retain talented executive officers, motivate executive officers to achieve the Company’s short- and long-term business strategies and objectives, align the interests of executive officers with those of stockholders, and are consistent with current market practices and good corporate governance principles. Please read the Compensation Discussion and Analysis beginning on the following page for additional details about our executive officer compensation arrangements, including information about the fiscal year 2022 compensation of our named executive officers.

We are asking our stockholders to indicate their support for our compensation arrangements as described in this proxy statement.

For the reasons discussed above, the Board recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the Company’s stockholders APPROVE, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the proxy statement for this meeting pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion and other related tables and disclosures.”

Because your vote is advisory, it will not be binding upon or overrule any decisions of the Board, nor will it create any additional fiduciary duty on the part of the Board. This advisory vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies, and practices described in this proxy statement, and does not seek to have the Board or Compensation Committee take any specific action. However, the Board and the Compensation Committee value the views expressed by our stockholders in their vote on this proposal and will take into account the outcome of the vote when considering executive officer compensation matters in the future.

Vote Required

The affirmative vote, in person or by proxy, of a majority of the shares present or represented at the meeting and entitled to vote will be required to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement.

The Board recommends a vote “FOR” the approval of the compensation of the named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K.

EXECUTIVE OFFICER COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

This Compensation Discussion and Analysis (“CD&A”) describes our compensation philosophy, process, plans, and practices for our executive officers and contains a discussion of the material elements of compensation awarded to, earned by, or paid to the Company’s named executive officers or “NEOs.” The Company’s NEOs for 2022 were:

Onto Innovation’s Named Executive Officers (NEOs)
NEO Name	Position
Michael P. Plisinski	Chief Executive Officer
Mark R. Slicer	Chief Financial Officer
James (Cody) Harlow	Chief Operating Officer
Robert Fiordalice	Sr. Vice President & General Manager, Metrology Business Unit
Yoon Ah E. Oh	Vice President, General Counsel, and Corporate Secretary
Former Officers
Steven R. Roth	Former Sr. Vice President & Chief Financial Officer

EXECUTIVE SUMMARY

2022 Financial Highlights

In 2022, the Company realized record financial results in critical metrics. These include, but are not limited to:

•
Record full year revenue of $1.005 billion reflecting growth of over 27% year-over-year.
•
Record full year GAAP diluted earnings per share of $4.49 increased 57% year-over-year.

The following reflects some of our financial accomplishments in fiscal 2022 as compared to fiscal 2021 and 2020:

Onto Innovation Inc.
Revenue by Year
Millions
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$-
$556.5
$788.9
$1,005.2
2020
2021
2022

Onto Innovation Inc.
GAAP Operating Income by Year
Millions
$250.0
$200.0
$150.0
$100.0
$50.0
$-
$26.7
$156.4
$236.7
2020
2021
2022

Onto Innovation Inc.
GAAP Diluted Earnings per Share by Year
$5.00
$4.00
$3.00
$2.00
$1.00
$-
$0.63
$2.86
$4.49
2020
2021
2022

Onto Innovation Inc.
Stock Price at Fiscal Year-End
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
$48.02
$101.23
$68.09
2020
2021
2022

2022 Compensation Highlights

Executive compensation is a key component of our corporate governance practices and our plans to drive long-term profitable growth. We’ve designed our compensation program to both attract and retain best-in-class executive management and to motivate our executive officers to achieve corporate objectives and create value for shareholders. In 2022, key features of our compensation program included the following:

•
Competitive base salary increases: base salaries for executive officers were set based on several factors, including executive officers’ unique qualifications, role, and responsibilities, individual performance, and measurable contribution to the Company’s profitability and success.
•
Rigorous annual incentive goals: executive officer cash incentive compensation is tied to overall corporate performance, achievement of individual performance goals, and, for those executive officers associated with a particular business unit, to individual business unit performance as well.
•
An emphasis on performance-based long-term incentives: a substantial portion of executive officer compensation is in the form of long-term equity incentives that incentivize both long-term service at the Company and creating shareholder value.

Results Of The 2022 Stockholder Vote On Executive Officer Compensation

In 2022, stockholders were provided with the opportunity to cast an advisory (non-binding) vote (a “say-on-pay” proposal) on the compensation of our NEOs for fiscal 2021. Our stockholders approved this say-on-pay proposal, with 94.2% of votes cast voting in favor of our executive compensation program. Our Compensation Committee and Board recognize the fundamental interest our stockholders have in the compensation of our executive officers. Noting the strong support for our 2021 compensation program, the Compensation Committee maintained a consistent approach to our executive officer compensation program in 2022.

The Compensation Committee will continue to consider input from our stockholders as reflected in the outcome of our annual say-on-pay vote when making executive compensation program decisions.

COMPENSATION PROGRAM OBJECTIVES, DESIGN, AND PRACTICES

Our Compensation Philosophy And Principles

Our compensation philosophy, which serves as the framework for the Company’s executive officer compensation program, is defined by two key tenets: (1) rewarding continuous improvement in financial and operating results and (2) creation of stockholder value. The Compensation Committee acts on behalf of the Board and, by extension, on behalf of our stockholders, to establish, implement and continually monitor adherence to our compensation philosophy. Accordingly, the Compensation Committee has developed a set of core objectives and principles that it has used to develop the executive officer compensation program. The specific objectives of our executive officer compensation program are to:

•
attract and retain executive officer talent;
•
motivate executive officers to achieve the Company’s short- and long-term business strategies and objectives, and
•
align the interests of executive officers with those of stockholders.

Consistent with the foregoing, the Compensation Committee believes that the most effective executive officer compensation program is one that rewards the achievement of specific strategic and operating goals of the Company on both an annual and a long-term basis, and that incentivizes executive officers to create value for stockholders. The Compensation Committee evaluates both performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions. Based on that evaluation, the Compensation Committee designs the compensation provided to executive officers to remain competitive with the compensation paid to similarly situated executive officers at peer group companies. The Compensation Committee believes executive officer compensation packages provided by the Company to its executive officers, including the NEOs, should include base salary, annual cash incentive opportunities, and long-term stock-based compensation, including equity incentive opportunities that reward performance as measured against pre-established goals.

The following principles support the objectives and design of the compensation program:

•
The compensation program is designed to be fair and competitive, from an internal and external perspective, taking into account each executive officer’s unique qualifications, role, responsibilities, individual performance, and measurable contribution to the Company’s profitability;
•
A substantial portion of an executive officer’s compensation is designed to be at risk and linked to the achievement of both corporate and individual financial, management or other performance goals and changes in stockholder value; and
•
All compensation program elements taken as a whole are designed to help focus executive officers on achieving the Company’s financial and strategic goals while supporting our culture and core values.

To underscore the importance of “pay-for-performance” in our compensation philosophy, the Compensation Committee has developed incentive arrangements based on performance standards that the Compensation Committee believes, at target achievement, will incentivize our executive officers to meet or exceed industry performance.

The Company also strives to promote an ownership mentality among its key leadership, in part through the guidelines described below under the heading “Stock Ownership/Retention Guidelines.” To that end, the CEO is required to maintain ownership of the Company’s Common Stock equal in value to at least three times the CEO’s year-end base salary. The other executive officers are required to maintain a minimum share ownership level equal in value to their current year-end base salary. In further support of this approach, our Board has established an anti-pledging policy to ensure that personal interests relating to the stock holdings of officers and directors do not conflict with their duties to the Company.

Our Compensation Practices

The Compensation Committee has adopted the following practices and policies with respect to the Company’s executive officer compensation program:

What We Do
Committee Independence	The Compensation Committee consists of independent directors and reserves time at each meeting to meet in executive session without management present.
Independent Compensation Consultant

The Compensation Committee has engaged its own independent compensation consultant and annually assesses the consultant’s performance, independence, and whether any potential conflicts of interest exist.

Independent Legal Advisor	The Compensation Committee may engage its own independent legal advisor specializing in corporate compensation issues, as necessary.
CEO Goal Setting and Performance Evaluation	The Compensation Committee, with the input of the full Board, engages in formal goal setting and performance evaluation processes with the CEO.
Peer Group

The Compensation Committee has established formal criteria for the selection of peer groups used as a competitive reference point with respect to executive officer and director compensation, program design and practices, and financial and stock performance.

Stock Ownership Guidelines	The Company maintains rigorous stock ownership guidelines, which apply to executive officers and directors, and serve as a risk-mitigating feature within our compensation structure.
Double Trigger Change-in-Control

The Company has entered into agreements with executive officers, including the CEO, that contain change-in-control severance protection. Executive officers are entitled to severance in the event of both a change in control of the Company and a qualifying termination of employment (“double trigger”).

Clawback Policy

The Company has adopted a policy that provides for the reimbursement of incentive compensation (including equity awards granted as compensation) previously awarded or paid to an executive officer in the event that financial results or other performance measures on which the award or payment were determined are restated or adjusted.

Grant Date Policy

The Company has adopted a policy on stock-based awards made to our directors, officers, and employees that prohibits manipulation of award grant dates or the timing of our release of material nonpublic information with the intent of benefitting an award recipient.

What We Do Not Do
No Pledging

The Company’s insider trading policy prohibits our directors, officers and employees from purchasing Company securities on margin, borrowing against Company securities held in a margin account, or pledging Company securities as collateral for a loan.

Tax Gross-Ups on Perquisites or Severance	The Company does not provide any tax gross-up payments to cover personal income taxes on perquisites or severance benefits related to a change in control.

COMPENSATION DECISION-MAKING PROCESS

Determination of Compensation Awards

The Compensation Committee’s goal is to target elements of compensation within a competitive range, using a balanced approach that does not use rigid percentiles to target pay levels for each compensation element. For 2022, the Compensation Committee reviewed each element of compensation described below and set the target total direct compensation opportunities of our executive officers after taking into consideration the following factors:

•
Company profitability;
•
The executive officer’s unique qualifications;
•
The executive officer’s role and responsibilities;
•
The executive officer’s individual performance and measurable contribution to the Company’s profitability and success; and
•
Compensation levels of similar positions with comparable companies in the industry.

The Compensation Committee does not assign relative weights or rankings to any of these factors and does not solely use any quantitative formula, target percentile or multiple for establishing compensation among the executive officers or in relation to the competitive market data.

Role of the Compensation Committee

The Compensation Committee is charged with making all final determinations regarding the compensation of our executive officers. In the beginning of each year, the Compensation Committee evaluates the CEO’s performance in light of the goals and objectives established at the beginning of the previous fiscal year for measuring his performance. The CEO does not participate in the Compensation Committee’s or Board’s deliberations regarding his compensation. In addition, the CEO meets with the Compensation Committee to present the proposed compensation plans for each of the Company’s executive officers other than the CEO, including the other NEOs. Based on these meetings and internal deliberations, the Compensation Committee then approves the annual compensation for the Company’s CEO and other executive officers, including the NEOs, including base salary, cash incentive award opportunity, and equity compensation.

In the same time period, the Compensation Committee also reviews and recommends for approval by the Board:

•
the Company Compensation Plan for all non-executive employees, including (i) adjustments to base compensation and profit-sharing, bonus and other cash incentive plans, and (ii) the annual equity award budget; and
•
the annual compensation program for non-employee directors.

In reviewing and setting the annual compensation for each executive officer, the Compensation Committee considers the amounts payable under each of the elements of their respective compensation plans, including base salary, annual cash incentive awards, and equity grants. The Compensation Committee takes into consideration both the Company’s internal pay equity as well as the competitive environment within which the Company operates. The Compensation Committee then determines whether the base salary and annual and long-term incentive award opportunities for the individual executive officers support the Company's compensation objectives and are both competitive and reasonable in the context of the Company’s competitive market.

Role of Management

With regard to compensation for executive officers other than the CEO, the Compensation Committee seeks input from the CEO and the human resources department. Each year, the CEO is responsible for establishing proposed personal and corporate objectives for the Company’s other executive officers, including the other NEOs. These objectives, subject to the approval of the Compensation Committee, are reviewed and agreed upon by the CEO with the applicable executive officer. In addition, as part of the annual performance review of the Company’s executive officers, the CEO assesses the performance of his direct reports and recommends any merit increase to be proposed for each individual. These recommendations are compiled by the CEO into executive officer compensation plans which include any proposed merit increases, each executive officer’s personal and corporate objectives, proposed annual incentive award opportunities (expressed as a percentage of their base salary) and equity grant proposals, and are submitted to the Compensation Committee for review and consideration for approval. At the Compensation Committee meeting during which the executive officer compensation plans are reviewed, the CEO attends the initial session to present the proposed plans and to answer questions. Thereafter, the Compensation Committee meets without the CEO present to review, discuss and approve all executive officer compensation plans, subject to any modifications made by the Compensation Committee.

Role Of The Compensation Consultant

The Compensation Committee may retain independent compensation consultants to assist the Compensation Committee in discharging its duties. During 2022, the Compensation Committee engaged Compensia, an independent executive officer compensation consulting firm, to provide advice on the Company’s executive officer compensation arrangements. Compensia does not provide any services other than those related to compensation consulting and does not provide any services to the Company's management. The Compensation Committee determined that Compensia is independent within the meaning of the NYSE Listing Rules, and that the work performed by Compensia does not raise any conflicts of interest.

For 2022, the Compensation Committee requested that Compensia:

•
evaluate the efficacy of the Company’s existing compensation strategy and practices in supporting and reinforcing the Company’s long-term strategic goals;
•
assist in refining the Company’s compensation strategy and further implementing the executive officer compensation program to execute that strategy; and
•
provide market information to assist the Compensation Committee in establishing 2022 executive officer compensation.

Peer Companies

In setting executive officer compensation, the Compensation Committee evaluates compensation levels for executive officers at other similarly situated companies. For 2022, the Compensation Committee engaged Compensia to provide peer group data and perform an assessment of compensation levels provided to executive officers. In addition, the Compensation Committee obtains and evaluates market compensation information using third-party and internal resources. The Compensation Committee reviews data related to compensation levels and programs of other similar companies prior to making its decisions, but only considers such information in a general manner in order to obtain a better understanding of the current compensation practices within our industry.

In the Compensation Committee’s review of executive officer compensation for the 2022 fiscal year, the Compensation Committee considered publicly available market data from peer company proxy disclosures and industry compensation surveys for companies that typically include similarly sized semiconductor and semiconductor capital equipment companies or similar firms for each Company executive officer in a like or similar role.

In mid-2021, for compensation decisions for the Company’s 2022 fiscal year, Compensia recommended and the Compensation Committee approved the Company’s compensation peer group which took into consideration the following factors:

•
Semiconductor capital equipment and other electronics and hardware technology companies;
•
Revenue between approximately 0.5x and 2x the Company’s revenue run-rate; and
•
Market cap between approximately 0.3x and 3x the Company’s average market cap.

The Company’s compensation peer group for the 2021 review (which was used to make decisions regarding 2022 compensation) consisted of the following companies:

Companies Included In The Company’s Compensation Peer Group For 2022
Advanced Energy Industries Inc.	Knowles Electronics, LLC	Rambus Incorporated
Ambarella International LP	Lattice Semiconductor Corporation	Semtech
Axcelis Technologies Inc.	MACOM Technology Solutions Holdings, Inc.	Silicon Laboratories
Azenta, Inc.	MaxLinear, Inc.	Ultra Clean Holdings, Inc.
Cohu, Inc.	Novanta Inc.	Veeco Instruments, Inc.
FormFactor, Inc.	Photronics, Inc.
Ichor Holdings Ltd.	Power Integrations, Inc.

The pay practices of the foregoing Company peer group were analyzed for base salary and annual and long-term incentives. Periodically, peer groups are used to evaluate other programs such as executive officer retirement, perquisites and severance policies. Our peer group data is supplemented by broader technology industry data from compensation surveys to further facilitate the evaluation of compensation levels and design. Compensation levels are generally developed at the low (25th percentile), middle (50th percentile) and high (75th percentile) end of the market for each pay element (base salary and short-term and long-term incentives) and for total compensation.

While the Compensation Committee considers market data for each pay element and in total, the Compensation Committee does not specifically target any particular market compensation level. Instead, the Compensation Committee uses its discretion in setting the compensation levels as appropriate.

ELEMENTS OF THE COMPANY’S 2022 COMPENSATION PLAN

Compensation Program Design

Our executive officer compensation program, which applies to all executive officers including our NEOs, is generally composed of three parts, each of which is intended to address different objectives: base salary, annual cash performance incentives, and long-term equity incentives.

Base salaries serve as the foundation of our executive compensation program. The Compensation Committee uses base salary and certain other benefits available to all employees, such as the Onto Innovation Inc. 2020 Employee Stock Purchase Plan (“ESPP”), our 401(k) plan with Company matching contributions, and health and welfare benefits, as a means for providing base compensation to executive officers commensurate with their knowledge and experience and for fulfilling their basic job responsibilities. The Compensation Committee also derives the other executive compensation elements, annual cash incentives and long-term equity incentives, by weighing them against base salary. As discussed above, the Compensation Committee generally establishes base salary levels for executive officers at or near the start of each year.

The annual cash incentive component of the Company’s executive officer compensation program rewards executive officers for achieving specific corporate, business unit, as applicable, and individual goals. The Company’s annual cash incentive awards are administered through its Management By Objectives (“MBO”) bonus plan. The MBO bonus plan provides guidelines for the calculation of annual cash incentive compensation, subject to the Compensation Committee’s oversight. At its first meeting each year, the Compensation Committee typically determines final bonuses for executive officers earned in the preceding year based on each individual’s performance, the performance of the Company through its audited financial statements, business unit performance (as applicable), and the CEO’s recommendations (except with respect to the CEO's own bonus).

The long-term equity incentive component includes grants of (i) performance-based stock units (“PSUs”), which are earned based on the Company's total shareholder return (“TSR”) relative to the top 30 companies in the Philadelphia Stock Exchange Semiconductor Index over two- and three-year performance periods, and (ii) time-based RSUs, which vest in equal annual increments over time. All grants are made under the Company’s 2020 Stock Plan and shares earned and vested are subject to the Company’s stock ownership and retention guidelines and insider trading policy. The Compensation Committee generally approves the grant of annual equity awards to officers at its first regularly scheduled meeting each year. The Compensation Committee does not generally grant equity awards at other times during the year, other than in the case of a new hire, promotion or other exceptional circumstances.

The Compensation Committee aligns both the Company’s annual cash incentive plan and long-term equity incentive program with the Company’s performance relative to pre-established performance goals based on the Company’s stated financial objectives, historical performance, and anticipated market and economic conditions for the performance period. The Compensation Committee seeks to structure the equity and cash incentive compensation program to motivate executive officers to achieve the business goals set by the Company and reward the executive officers for achieving such goals, which we believe aligns the financial incentives of our executive officers with the interests of our stockholders.

The table below summarizes the foregoing key elements of our executive officer compensation structure for 2022.

Executive Officer Compensation Elements
Element	Form	Description
Base Salary	Fixed Cash Compensation	Competitive cash compensation that takes into consideration the scope and complexity of the role, individual qualifications, experience, and internal value to the Company.
Annual Cash Incentive Plan	Annual Variable Cash Bonus	Annual variable cash bonus contingent on meeting performance criteria related to corporate, business unit/department (as applicable), and individual performance objectives.
Long-Term Equity Incentive Program	Long-Term Stock-Based Compensation	PSUs are earned based on Company TSR performance relative to a designated peer group. Time-based RSUs vest incrementally over a fixed period.

In adopting this design, the Compensation Committee considered a number of parameters, including the advice of its independent compensation consultant, comparable practices within the industry, and the desire to achieve the goals underlying the compensation program. The Compensation Committee and Board further believe that each of the elements as well as the entire compensation package for Company executive officers is appropriate given the Company’s performance, industry, current challenges and environment.

The three components of our executive compensation program are commonly used for executive officers at companies within the Company’s peer group and, therefore, the Compensation Committee found them to be appropriate in its talent attraction and retention strategy. Given that a substantial portion of an executive officer's overall compensation is tied to individual and Company performance through the annual cash incentive and long-term equity incentive components, we also think the structure of our executive compensation program meets the Company's other objectives of motivating executive officers to achieve the Company's short- and long-term business strategies and objectives and aligning the interests of executive officers with those of our stockholders. The pay-for-performance nature of our compensation structure rewards the achievement of strategic, operational and financial goals, thereby enhancing stockholder value.

The Compensation Committee’s compensation determinations vary for each executive officer depending on a number of factors, including but not limited to, the scope of his or her responsibilities, leadership skills and values, and individual performance. The Compensation Committee does not apply formulas or assign specific mathematical weights to any of these factors, but rather exercises its business judgment and discretion to make a subjective determination after considering all of these measures collectively.

Annually, the Compensation Committee reviews the elements of the compensation package as well as the overall package afforded to the executive officers. At such time, the Compensation Committee, in its discretion, can approve adjustments to the elements of the program. This review is typically performed coincident with the evaluation of each executive officer’s performance in relation to his or her cash incentive compensation goals, salary adjustment, and equity grants, if any, as discussed in more detail in the sections below.

Impact Of Performance On Compensation

The performance of the Company and of each executive officer has a direct impact on the compensation received by such executive officer. On an annual basis, the CEO reviews the performance and compensation for the Company’s non-CEO executive officers to determine any potential salary adjustment for each individual. The CEO then proposes (except with respect to the CEO’s own compensation) to the Compensation Committee the annual cash incentive payout to executive officers, including the NEOs, under the MBO bonus plan, the target cash incentive compensation for the upcoming year, any base salary adjustments, and equity award amounts for the upcoming year. Each of these recommendations, and the Compensation Committee’s final compensation determination for executive officers, is based on each executive's performance and contributions to the Company, as well as overall Company performance.

The structure of the Company’s annual cash incentive and long-term equity incentive components of the compensation program are also both intended to incentivize performance. The MBO bonus plan includes various incentive level opportunities based on the executive officer’s accountability and impact on Company operations, with target award opportunities that are established as a percentage of base salary.

Under our MBO bonus plan, payout is based upon achievement of corporate, business unit (as applicable), and personal objectives, with no payout unless the Company meets the threshold level of at least one of the Board-approved corporate financial targets established as part of the plan. Personal objectives are awarded only upon clear achievement of the associated goal. Failure to meet the personal objectives thereby has a negative impact on the ultimate bonus payout, even when the Company achieves its corporate goals.

The CEO recommends to the Compensation Committee individual performance goals for the executive officers (including the NEOs), other than the CEO, for the current year, which are combined with the corporate and business unit (as applicable) targets into an annual cash incentive opportunity proposal. The personal targets that are established are designed to result in additional incremental value to the Company if they are achieved. The target level of the corporate and business unit components of the bonus goals are set based on the Company’s financial budget established by the Board at the beginning of the year. The determination of these goals is made annually to meet the changing nature of the Company’s business.

Upon completion of the prior year’s results and prior to implementation of the current year’s proposed executive compensation plan, the results for each executive officer are submitted to, and reviewed by, the Compensation Committee, which considers the CEO’s recommendations for executive officers other than the CEO and determines the final bonus earned by each executive officer based on Company and individual performance. The Compensation Committee may exercise discretion in adjusting and approving an individual’s award under the bonus plan based upon its review.

The two elements of the Company’s long-term equity incentive compensation program are also performance-based. The PSU grants, which are explained in further detail below, measure the Company’s TSR over two- and three-year periods as compared to that of companies in the Philadelphia Semiconductor Index (SOX) and reward executives for achieving TSR greater than that of other Companies in the Index. In addition, because the value of PSUs and the service-based RSUs granted to executive officers are tied to the Company's stock price, their value increases or decreases with the performance of the Company stock, further incentivizing executives to manage the Company for the benefit of the Company's stockholders.

Based upon the foregoing, the compensation that an executive officer may realize is significantly impacted by the positive or negative performance of such individual as well as Company performance.

Compensation Plan Design And Decisions For 2022

For 2022, the Compensation Committee conducted a review of the compensation program and determined that the 2022 executive compensation plan would retain the same basic elements as the prior year’s plan as these elements aligned the Company’s program with its current business strategy and included the pay for performance aspect of its executive compensation program. Taking into account the Company’s 2021 financial performance and outlook for 2022, each executive officer’s performance and responsibilities, and current market compensation rates for each executive officer position, among other criteria, the Compensation Committee approved the program and compensation plan structure for the executive officers in 2022 as detailed below.

Base Salary

The Company provides executive officers and other employees with a base salary to compensate them for services rendered during the fiscal year. The Compensation Committee supports the compensation philosophy of moderation for elements such as base salary and other executive officer benefits. As noted above under “Impact of Performance on Compensation,” base salary decisions are made as part of the Company’s formal annual review process and are influenced by the performance of the Company and the individual.

For 2022, the Compensation Committee reviewed and determined salaries after reviewing salary data supplied by the independent compensation consultant, including data regarding the peer comparison group, as well as consideration of the compensation for the executive officers on a company-wide basis, based on their relative duties and responsibilities and the recommendations of the CEO (other than with respect to his own compensation). The Compensation Committee did not apply formulas or assign specific mathematical weights to any of these factors, but rather exercised its business judgment and discretion to make a subjective determination regarding each executive officer's base salary for 2022, as applicable, after considering all of these factors collectively. The CEO’s recommendations for salary adjustments (other than his own) were reviewed, modified and approved as deemed appropriate by the Compensation Committee.

The table below shows the increases in NEO base salary for the 2022 that were approved by the Compensation Committee.

Named Executive Officer	2021 Base Salary	2022 Base Salary	% Increase
Michael P. Plisinski	$618,341	$636,892	3%
Mark R. Slicer	N/A	$450,000	N/A
James (Cody) Harlow	$300,000	$309,000	3%
Robert Fiordalice	$270,783	$308,693	14%
Yoon Ah E. Oh	$350,000	$360,500	3%
Steven R. Roth	$418,862	$436,800	4%

Annual Cash Incentive Compensation

For 2022, as in prior years, the annual cash incentive plan was structured such that each NEO’s potential cash award was subject to the achievement of 2022 corporate financial objectives. These corporate financial objectives were established at levels in excess of the overall industry projections in order to incentivize the Company to outperform the industry.

The 2022 annual cash incentive plan had three components: corporate goals, business unit goals (if applicable), and personal performance goals, each of which is described in more detail below.

•
The corporate goals relate to corporate revenue and corporate non-GAAP operating income. For NEOs who are not aligned with a particular business unit, 70% of their cash bonus potential is based on corporate goals. For NEOs who are aligned with a particular business unit, 30% of their cash bonus potential is based on corporate goals. The entirety of each executive officer’s cash bonus payout, however, was contingent on the Company meeting at least one of the 2022 corporate revenue or corporate non-GAAP operating income goals thresholds of 80% of target and 70% of target, respectively. Should the Company not have reached the threshold level for both the 2022 corporate revenue and corporate non-GAAP operating income goals, then no payout under the plan would have been made to the CEO or the executive officers. The performance ranges for each metric included a payout level for threshold performance at 50% of target payout and an established target level to achieve the maximum payout by exceeding the corporate performance objectives for each of the corporate financial metrics. If the corporate goal target is exceeded in either or both corporate goal categories, then the cash payout increases as follows:
•
Corporate Revenue: From 100% to 120% of the corporate goal target, additional cash compensation is earned linearly up to 200% of the target bonus amount.
•
Non-GAAP Operating Income: From 100% to 130% of corporate goal target, additional cash compensation is earned linearly up to 200% of the target bonus amount.

For our NEOs the 2022 target annual cash bonus opportunities were set as follows:

2022 Target Annual Cash Incentive As a Percentage of Base Salary
Named Executive Officer
Michael P. Plisinski	100%
Mark R. Slicer	70%
James (Cody) Harlow	60%
Robert Fiordalice	50%
Yoon Ah E. Oh	50%
Steven R. Roth	65%
•
For those executive officers who were associated with a particular Company business unit, 40% of their cash bonus potential was allocated to business unit financial performance goals. In 2022, these goals included achievement of fiscal 2022 business unit revenue and non-GAAP operating income objectives. For an executive officer to earn his or her potential cash award apportioned to the business unit goals, his or her respective business unit needed to achieve at least 80% of the business unit revenue target and/or 70% of the business unit non-GAAP operating income target. Additional cash payout of up to 200% is realized if either of the business unit goals is exceeded, similar to the Corporate goal parameters above. As stated above, the payout of the business unit goal component of the bonus was contingent on achieving the threshold for at least one of the Company corporate goals.

•
The final component of the cash incentive compensation plan was the inclusion of personal performance goals that are specific to the individual executive officers. This portion of the plan accounts for 30% of the cash bonus potential for all executive officers. The NEO personal performance goals in 2022 included targets related to additional corporate financial measures, operational measures and activities, quality, product development measures or marketing initiatives and personnel development, depending on the executive officer involved. As with the business unit goal component of the bonus, payout of the personal performance goal component of the bonus was contingent on achieving the threshold for at least one of the Company corporate goals.

The following table reflects the structure of the corporate and business unit goals components of the cash incentive compensation plan. The personal goal payout component is fixed -- if achieved, the payout is for the target amount.

Corporate/Business Unit Goal	Weighting	Threshold (50% Payout)	Target (100% Payout)	Max (200% Payout)
Revenue	50%	80% of target	100% of target	120% of target
Operating Income (Non-GAAP)	50%	70% of target	100% of target	130% of target

The following table reflects the Corporate targets, actual results, and percentage payouts for fiscal 2022 for the CEO and other executive officers.

Cash Incentive Compensation Plan - Corporate Target Categories	2022 Target	2022 Actual	2022 Payout Percentage
Corporate Revenue	$950.8M	$1,005.2M	129%
Non-GAAP Operating Income	$290.1M	$301.7M	113%

Of the NEOs in 2022, only Mr. Fiordalice included a Business Unit Goal component as part of his cash incentive compensation plan.

Personal goal achievement for the CEO and other NEOs at the time of the incentive award ranged from 76% to 100% of personal goals achieved in 2022.

Actual amounts paid to the CEO and the other NEOs under their respective annual cash incentive plans are reported below in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

Long-Term Equity Incentive Plan

In 2022, the structure of the long-term equity incentives was set by the Compensation Committee through the consideration of a number of factors and recommendations from the CEO (except in connection with his own grants).

The following parameters were included in the design of the long-term equity incentive program in 2022:

Performance-Based Stock Units: 50% of each executive officer’s equity grant was comprised of PSUs. The relative TSR plan design includes the following features:

•
50% of the PSU grant will be assessed at each of two performance periods, at two years and at three years from the grant date (e.g. for awards granted in early 2022, the performance periods would be 2022 through 2024 and 2025).
•
Performance will be assessed using TSR, which measures growth in stock price, plus any dividends paid, during the performance period.
•
TSR performance will be compared to that of other companies in the Philadelphia Semiconductor Index (SOX).

•
The performance and standards to earn the PSU equity awards in 2022 are as follows:

TSR Performance Relative to Peers	PSUs Earned as % of Target
Below 25th Percentile	0%
25th Percentile	50%
55th Percentile	100%
80th Percentile and above	200%
•
The PSU award payout will be calculated on a straight-line basis between the 25th & 55th and the 55th & 80th percentile levels referenced above.
•
A negative TSR cap has been instituted which limits any PSUs earned to target level if the Company’s TSR is negative over the performance period and our TSR ranks above the target performance level.
•
Earned PSUs are not subject to additional service-based vesting conditions.

Service-Vesting Restricted Stock Units: 50% of each executive officer’s equity grant is comprised of service-based RSUs, which vest in equal annual increments over three years.

The following table summarizes the components of the long-term equity incentive program.

Long- Term Equity Incentive Compensation Program Provisions	2022
Performance-based / Service-based grant breakout	50%-50%
Service-based grant vesting period	33.3% annually over 3 years
Performance-based grant evaluation period	50% of grant at 2 and 3 years
Performance-based grant metric(s)	Relative TSR
Performance-based grant vesting period	100% upon earning
Performance threshold for earning grant	25th TSR percentile
Percent of performance-based grant earned at threshold	50%
Measure at which 100% of performance-based grant is earned	55th TSR percentile
Maximum performance-based grant upside	200%
Measure at which maximum upside of performance-based grant is earned	80th TSR percentile

In February 2023, the first tranche of the PSUs awarded in 2021 vested. The Company’s TSR performance based on the 20-day average market value prior to the vesting date was determined and ranked against the participating companies in the SOX. The Company’s TSR for this assessment period was 40.1%, which placed the Company at the 89th TSR percentile in the SOX. Therefore, the PSUs earned as a percent of the target number awarded was 200%.

Also in February 2023, the second tranche of the PSUs awarded in 2020 vested. The Company’s TSR performance based on the 20-day average market value prior to the vesting date was determined and ranked against the participating companies in the SOX. The Company’s TSR for this assessment period was 104.9%, which placed the Company at the 85th TSR percentile in the SOX. Therefore, the PSUs earned as a percent of the target number awarded was 200%.

The actual number of PSUs and RSUs granted to the NEOs in 2022 and the related value are reported below in the table titled Grants Of Plan-Based Awards In 2022.

Personal Benefits And Perquisites

Benefits

All employees of the Company, including its executive officers, are eligible to participate in the following benefit plans and programs:

•
Health and dental insurance;
•
Elective vision care program;

•
Life insurance and accidental death and dismemberment coverage;
•
401(k) plan;
•
Short- and long-term disability insurance with supplemental income continuation;
•
Health care and dependent care flexible spending account programs;
•
Employee assistance program (EAP);
•
Employee stock purchase plan;
•
Employee referral bonus program;
•
IP recognition awards; and
•
Matching of charitable donations through the Company-sponsored charitable foundation.

The Company, in its discretion, may offer to reimburse the expenses that an employee incurs as a result of the Company requiring the individual to relocate their primary residence for employment purposes. The Compensation Committee believes that these benefits are consistent with industry practice and are important in recruiting and retaining qualified employees.

Limited Perquisites

The Company does not offer extensive perquisites to our executive officers. For 2022, the Compensation Committee reviewed the potential perquisites to be offered by the Company to the executive officers and determined that such perquisites would be limited to Company-paid tax preparation services and Company-paid membership in one airline executive club. Executive officers are also eligible to participate in the Company’s Charitable Match Program, under which the Company will match, dollar for dollar, up to $1,000 in donations to eligible charitable organizations. The Compensation Committee believes that these benefits are reasonable and consistent with the Company’s overall compensation program and enable the Company to attract and retain superior employees for key positions.

Retirement Provision For Equity Awards

All employees, including our NEOs, are also eligible to participate in the Company’s post-retirement equity award vesting program. Under that program:

•
An employee is “retirement eligible” if they achieve a combination of age plus years of service with the Company totaling 70, with a base minimum age of 58 years old and a minimum service requirement of five years.
•
Upon retirement by the employee, any equity awards granted by the Company shall vest based on:
•
The vesting schedule established for service-based equity awards; or
•
The actual performance results for performance-based equity awards.

Employee Stock Purchase Plan

The Company (as successor to Nanometrics) has maintained an Employee Stock Purchase Plan since 1986. The Company’s 2020 Employee Stock Purchase Plan was approved by stockholders in 2020 and is currently administered by the Compensation Committee.

Under the terms of our current Employee Stock Purchase Plan, eligible employees may elect to have up to fifteen percent (15%) of eligible compensation deducted from their base salary and applied to the purchase of shares of Company Common Stock. The price the employee pays for each share of stock is eighty-five percent (85%) of the fair market value of the Company Common Stock at the end of the applicable six-month purchase period. The Employee Stock Purchase Plan qualifies as a non-compensatory plan under Code Section 423.

CORPORATE AND GOVERNANCE POLICIES

Employment And Change-In-Control Agreements

Each of the NEOs is entitled to payments upon a qualifying termination of employment following a change-in-control event. The Compensation Committee believes that providing severance in a change-in-control situation is beneficial to stockholders so that executive officers may remain objectively neutral when evaluating a transaction that may be beneficial to stockholders yet could negatively impact the continued employment of the executive officer.

The Company is party to an employment agreement with Mr. Plisinski that provides for certain benefits upon termination or a change in control of the Company. Upon the appointment of Mr. Plisinski to the position of CEO of Rudolph, he entered into a new employment agreement with Rudolph, which was assumed by the Company in connection with the 2019 Merger.

We have also entered into the same form of Executive Change in Control Agreement with each of our other current NEOs. Mr. Roth was party to a management agreement with the Company that provided for certain benefits in the event of termination or a change in control of the Company. Mr. Roth voluntarily resigned at the end of 2022, however, and therefore no termination or change in control benefits were paid to him.

See “Potential Payments Upon Termination of Employment or Change in Control” below for a description of these arrangements and potential payments that the NEOs would have been entitled to receive upon applicable hypothetical termination scenarios as of December 31, 2022.

Other Elements Of Post-Termination Compensation

The Company does not have a practice of providing retirement benefits, including any supplemental executive officer retirement plans (SERP), to its executive officers, other than through its 401(k) plan and post-retirement vesting for equity awards granted by the Company, as described above. The Company retains the discretion to utilize the offer of severance and/or change-in-control protection as an incentive in its hiring and retention of executive officers.

Non-Solicitation And Non-Competition Policy

The Company maintains a policy of entering into an agreement with each of its new executive officers, which contains both non-solicitation and non-competition provisions. Each of our NEOs is party to such an agreement. The non-solicitation provisions apply for one year after termination of the individual’s employment while the non-competition provisions are in effect during the individual’s employment and generally for one year thereafter, except for Mr. Plisinski, whose non-solicitation and non-competition provisions are in place during and extend for two years after the end of his employment with the Company. In all cases, these covenants have been implemented to protect the confidential information, goodwill and other assets of the Company. For those individuals with employment agreements, should a breach of the non-solicitation or non-competition terms of their agreements occur, this could give rise to the Company declaring a breach under the agreement and terminating all severance payments thereunder.

General Termination Benefits

Upon termination of an executive officer’s employment with the Company, the individual is entitled to receive his or her base salary earned through the termination date. Thereafter, further cash compensation to the executive officer is discontinued, except to the extent that severance or change-in-control payments are required to be made in accordance with individual or Company severance protection arrangements. Pursuant to his employment agreement with the Company, Mr. Plisinski is entitled to elect to continue group health or other group benefits as allowed by COBRA with continued Company co-payments for agreed post-termination periods. The Company retains the right to offer severance and/or payment of COBRA benefits to any individual who is terminated from the Company at its discretion. See “Potential Payments Upon Termination of Employment or Change in Control” below for a further description of these arrangements.

Stock Ownership Policy

The Company has established a stock ownership policy for its non-employee directors and executive officers subject to Section 16 reporting requirements, which is designed to align the interests of Company leadership with the interests of stockholders and give Company leadership a stake in the long-term financial future of the Company.

The stock ownership levels currently in effect under the policy are the following:

Company Role	Company Common Stock Holding Requirement	Effective Date
Non-Employee Directors	3x value of the annual retainer	Within 5 years of initial election to Board
CEO	3x value of CEO’s base salary	Within 5 years of hire/promotion
Executive Officers Subject to Section 16 Reporting Requirements	1x value of executive officer’s base salary	Within 5 years of hire/promotion

In assessing compliance with the foregoing guidelines, the Company takes into consideration only the ownership of Common Stock in the Company and unexercised stock options that are vested and “in-the-money.” As a result, unearned PSUs, unvested service-based RSUs and unvested stock options do not qualify as shares for purposes of compliance with the Company’s stock ownership and retention guidelines.

Participants are expected to achieve their ownership guideline target within five years of becoming subject to the policy. Existing participants were subject to this policy as of the date of the policy and any new participants will be subject to the policy on their hire, promotion, election or appointment date, as applicable.

Compliance with the Company’s stock ownership and retention guidelines is reviewed annually by the Compensation Committee. As of its last review in January 2023, the Compensation Committee determined that all executive officers and directors who were with the Company and acting in their executive officer/director capacities for periods in excess of one year were in compliance with the ownership requirements. Should any individual in the future not own the minimum number of required shares after notice by the Compensation Committee, additional action, including possible removal from the executive officer role or a determination to not nominate the director for election, would be considered by the Board.

The Compensation Committee has scheduled its review of the Company’s stock ownership and retention guidelines for its January 2024 meeting and at this annual review will evaluate the appropriateness of the foregoing stock ownership levels for 2024 based in part on the average closing price of a share of the Company’s stock during the 30 consecutive trading days ending on and including the last day of the most recently completed fiscal year, as well as other considerations such as market conditions and comparable practices within the industry.

Prohibition On Pledging, Margining or Hedging Of Company Stock

Our insider trading policy prohibits Company directors and employees, including our executive officers, from purchasing Company securities on margin, borrowing against Company securities held in a margin account, or pledging Company securities as collateral for a loan. Company directors and employees are also prohibited from engaging in short sales, derivative transactions, and hedging transactions involving Company securities.

Adjustments Or Recovery Of Prior Compensation

The Company has also adopted an incentive compensation clawback policy that provides for the recovery or adjustment of performance-based compensation awarded or paid to current or former executive officers during the prior three completed fiscal years in the event that the financial results on which an award or payment was determined are restated to correct a material non-compliance with any financial reporting requirements under applicable securities laws.

In addition, if the Company is required to restate its financial results due to material noncompliance with any financial reporting requirements as a result of misconduct, the Sarbanes-Oxley Act of 2002 requires the CEO and CFO to disgorge:

•
Any bonus or other incentive-based or equity-based compensation received from the Company during the 12-month period following the first public issuance of the non-compliant financial reporting document; and
•
Any profits realized from the sale of Company stock during that 12-month period.

Compensation Program Risk Assessment

In 2022, the Compensation Committee, with advice and input from Compensia, its independent compensation consultant, reviewed our compensation program and whether compensation design features may have the potential to incentivize executive officers to take risks that are reasonably likely to have a material adverse effect on the Company. Among others, the Committee reviewed the following features of our compensation program: compensation philosophy and pay mix; performance measures used in incentive plans; goal setting and payout leverage and caps; calculation and verification of performance outcomes for incentive payments; and mitigating factors built into the program to reduce risk. Based on this review and the input from Compensia, the Compensation Committee concluded that the Company’s compensation program does not create risks that are reasonably likely to have a material adverse effect on the Company.

IRS Limits On Deductibility Of Compensation

Prior to the enactment of the Tax Cuts and Jobs Act of 2017 (the “Tax Act”) in December 2017, Section 162(m) of the Internal Revenue Code of 1986, as amended (“IRC”), limited the tax deductibility of annual compensation in excess of $1 million paid to any public corporation’s CEO and three other highest-paid executive officers (other than the chief financial officer). Certain qualifying performance-based compensation was not subject to the $1 million deduction limit, however. With the passage of the Tax Act, only qualifying performance-based compensation paid pursuant to a binding written contract in effect on November 2, 2017 (and not modified in any material respect on or after November 2, 2017) as set forth under the Tax Act will be eligible for the deduction exception. The Tax Act also expanded the executive officers covered by Section 162(m) to include the chief financial officer as well as any person who ever was a covered executive officer for any prior taxable year, beginning after December 31, 2016. As a result of these changes, starting in 2018, compensation payable by us in excess of $1 million to any person who was an NEO since fiscal year 2016 is non-deductible, regardless of whether the compensation is performance-based.

Although the Compensation Committee considers deductibility issues when approving executive officer compensation elements, the Compensation Committee believes that the other compensation objectives, such as attracting, retaining and providing appropriate incentives to executive officers, are important and can supersede the goal of maintaining deductibility. Consequently, the Compensation Committee generally makes compensation decisions without regard to deductibility, as the Compensation Committee believes it has appropriately structured its compensation programs to provide incentives to our executive officers to increase Company return and stockholder value.

CONCLUSION

In reviewing its compensation programs, the Company has concluded that each element of compensation as well as the total compensation opportunities for its executive officers, including the NEOs, are reasonable, appropriate and in the interests of the Company and its stockholders. The Company believes that this compensation program appropriately satisfies the Company’s goals of establishing a compensation package that attracts and retains a strong, motivated leadership team, aligns the financial incentives of the executive officers with the interests of the stockholders, and rewards the achievement of specific annual, long-term, and strategic goals of the Company. The Company believes that the compensation program, which has been established and is reflected herein has enabled it to recruit and secure a talented and motivated leadership team by which the Company drives toward the ultimate objective of improving stockholder value.

COMPENSATION COMMITTEE REPORT ON

EXECUTIVE OFFICER COMPENSATION

We, the Compensation Committee of the Board, have reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) within the Executive Officer Compensation section of this proxy statement with the management of the Company. Based on such review and discussions, we have recommended to the Board that the CD&A be included as part of this proxy statement.

THE COMPENSATION COMMITTEE David B. Miller (Chairperson) Leo Berlinghieri May Su Christine A. Tsingos

Summary Compensation Table

The following table summarizes the compensation earned by our NEOs in the fiscal years noted.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Michael P. Plisinski	2022	$634,751	—	$3,977,905	$697,044	$3,601	$5,313,301
Chief Executive Officer	2021	$639,353	—	$3,487,747	$995,529	$11,681	$5,134,310
	2020	$592,089	—	$2,672,777	$489,408	$9,414	$3,763,688
Mark R. Slicer (4)	2022	$275,192	$150,000	$1,000,038	$240,334	$5,652	$1,671,216
Chief Financial Officer
James (Cody) Harlow (5)	2022	$307,962	—	$397,810	$202,910	$98,384	$1,007,066
Chief Operating Officer
Robert Fiordalice (5)	2022	$308,276	—	$363,773	$202,381	$7,999	$882,429
Senior Vice President & General Manager, Metrology Business Unit
Yoon Ah E. Oh (6)	2022	$359,288	—	$568,303	$206,287	$9,490	$1,143,368
Vice President, General Counsel, and	2021	$60,577	$250,000	$600,008	$54,610	$115	$965,310
Corporate Secretary
Steven R. Roth (7)	2022	$225,606	—	$556,934	$155,794	$7,458	$945,792
Former Senior Vice President, Finance &	2021	$433,095	—	$755,707	$462,843	$11,844	$1,663,489
Administration and Chief Financial Officer	2020	$400,975	—	$545,698	$215,489	$9,414	$1,171,576

(1)
Amounts reflect the grant date fair value for each share-based compensation award granted to the NEOs during the covered year, calculated in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair values of awards are set forth in Note 2 to our consolidated financial statements, which are included in our Annual Report on Form 10-K filed with the SEC on February 24, 2023. For 2022, the amount reported for each NEO includes the grant date fair value attributable to the 2022 awards of (i) time-based RSUs and (ii) PSUs, assuming that the performance conditions were satisfied at target at the time of grant. The grant date fair value attributable to the 2022 PSU awards, assuming maximum performance achievement, is as follows: Mr. Plisinski, $4,455,747; Mr. Harlow, $445,594; Mr. Fiordalice, $407,471; Ms. Oh, $636,465; and Mr. Roth, $623,834. Mr. Slicer's stock awards in 2022 were entirely in the form of time-based RSUs. The actual amounts earned will be determined following the end of the two-year performance period (February 10, 2022 – February 10, 2024) and the three-year performance period (February 10, 2022 – February 10, 2025).
(2)
The amounts for a given year represent the amount earned in respect of that year under the Company’s annual cash performance incentive plan, as applicable, notwithstanding the year in which it was paid. See “Compensation Discussion and Analysis – Annual Cash Incentive Compensation” for further information.
(3)
Refer to the All Other Compensation table for more detailed information about the 2022 compensation reported in this column.
(4)
Mr. Slicer joined the Company as Chief Financial Officer effective May 17, 2022.
(5)
Although employed by Onto Innovation prior to 2022, Mr. Harlow and Mr. Fiordalice were not NEOs prior to 2022.
(6)
Ms. Oh joined the Company as Vice President & General Counsel effective October 25, 2021.
(7)
Mr. Roth served as Principal Financial Officer of the Company from the Merger Date until May 17, 2022.

All Other Compensation

		Matching		Perquisites and
		Contribution	Insurance	Other Personal	Severance	Total
Name	Year	to 401(k) ($)	($)(1)	Benefits ($)(2)	Compensation ($)	($)
Michael P. Plisinski	2022	$2,911	$690	—	—	$3,601
Mark R. Slicer	2022	$5,192	$460	—	—	$5,652
James (Cody) Harlow	2022	$8,530	$690	$89,164	—	$98,384
Robert Fiordalice	2022	$7,309	$690	—	—	$7,999
Yoon Ah E. Oh	2022	$8,800	$690	—	—	$9,490
Steven R. Roth	2022	$6,768	$690	—	—	$7,458

(1)
Insurance is the premium associated with coverage under the group term life insurance and accidental death and dismemberment insurance plans. Coverage is equal to the lesser of two (2) times salary or $500,000.
(2)
The value of aggregate perquisites and benefits for each NEO except Mr. Harlow is less than $10,000, and therefore, perquisites for these individuals are not required to be disclosed in accordance with SEC rules. Mr. Harlow's perquisites included income tax return preparation fees of $785, executive airline club fees of $695 and moving/relocation expense reimbursements of $87,684.

Grants Of Plan-Based Awards In 2022

The following table sets forth information with respect to non-equity and equity incentive plan awards that were granted during 2022 to the NEOs. No stock option awards were granted to any NEO in 2022.

								All Other
								Stock
								Awards:	Grant Date
		Estimated Future Payouts Under						Number of	Fair Value
		Non-Equity Incentive Plan			Estimated Future Payouts Under			Shares of	of Stock
		Awards ($) (1)			Equity Incentive Plan Awards (#)(2)			Stock or	and Option
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units (#) (3)	Awards ($)
Michael P. Plisinski	2/10/2022	$111,456	$636,891	$1,082,715
	2/10/2022				9,525	19,049	38,098		$2,227,874
	2/10/2022							19,049	$1,750,032
Mark R. Slicer	5/17/2022	$55,125	$315,000	$535,500
	5/17/2022							12,821	$1,000,038
James (Cody) Harlow	2/10/2022	$32,445	$185,400	$315,180
	2/10/2022				953	1,905	3,810		$222,797
	2/10/2022							1,905	$175,012
Robert Fiordalice	2/10/2022	$11,678	$155,700	$264,690
	2/10/2022				871	1,742	3,484		$203,736
	2/10/2022							1,742	$160,038
Yoon Ah E. Oh	2/10/2022	$31,544	$180,250	$306,425
	2/10/2022				1,361	2,721	5,442		$318,232
	2/10/2022							2,722	$250,070
Steven R. Roth	2/10/2022	$47,646	$272,260	$462,843
	2/10/2022				1,334	2,667	5,334		$311,917
	2/10/2022							2,667	$245,017

(1)
The amounts reported in these columns represent the annual cash incentive opportunities under the Company’s cash incentive compensation plan for each of our NEOs for the 2022 performance period. The metrics against which performance was measured under this plan, as well as other details regarding the plan, are discussed above in the Compensation Discussion and Analysis under “Annual Cash Incentive Compensation.” The amounts actually earned by our NEOs under the plan are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.
(2)
The amounts reported in these columns represent the award opportunities under the Company’s PSU program. The metrics against which performance will be measured under this program, as well as other details regarding the plan, are discussed above in the Compensation Discussion and Analysis under the heading “Long-Term Equity Incentive Plan.” The performance periods for these awards are two years and three years with the final determinations of the award ultimately earned being made in 2024 and 2025.

(3)
The amounts reported in this column represent the awards of RSUs which are subject to service-based vesting conditions, as discussed above in the Compensation Discussion and Analysis under the heading “Long-Term Equity Incentive Plan.” These RSUs vest in 33.3% increments on each of the first three anniversaries of the grant date.

Outstanding Equity Awards At 2022 Fiscal Year-End

The following table sets forth information with respect to outstanding equity awards held by the NEOs as of December 31, 2022. No stock option awards were outstanding as of December 31, 2022.

	Stock Awards
					Equity Incentive Plan
				Equity Incentive Plan	Awards: Market or Payout
		Number of Shares	Market Value of	Awards: Number of Unearned	Value of Unearned
		or Units of Stock	Shares or Units of	Shares, Units or Other	Shares, Units or Other
	Grant	That Have Not	Stock That Have	Rights That Have Not	Rights That Have Not
Name	Date (1)	Vested (#)(2)	Not Vested ($)(3)	Vested (#)(4)	Vested ($) (3)
Michael P. Plisinski	2/7/2020	10,403	$708,340	15,604	$1,062,476
	2/8/2021	16,556	$1,127,298	24,834	$1,690,947
	2/10/2022	19,049	$1,297,046	19,049	$1,297,046
Mark R. Slicer	5/17/2022	12,821	$872,982
James (Cody) Harlow	10/1/2021	2,738	$186,430
	2/10/2022	1,905	$129,711	1,905	$129,711
Robert Fiordalice	2/7/2020	563	$38,335	845	$57,536
	2/8/2021	938	$63,868	1,407	$95,803
	2/10/2022	1,742	$118,613	1,742	$118,613
Yoon Ah E. Oh	10/25/2021	5,362	$365,099
	2/10/2022	2,722	$185,341	2,721	$185,273
Steven R. Roth(5)	2/7/2020	2,124	$144,623	3,186	$216,935
	2/8/2021	3,587	$244,239	5,381	$366,392
	2/10/2022	2,667	$181,596	2,667	$181,596

(1)
For a better understanding of this table, we have included an additional column showing the grant date of each stock award.
(2)
Amount includes service-based RSU awards vesting 1/3rd per year on the anniversary of the grant date.
(3)
Based on the Company’s common stock closing price of $68.09 per share on December 31, 2022.
(4)
PSU awards are reported in this table at number of target shares. The actual number of shares earned will be determined based on performance achievement measured over two (2)- and three (3)-year performance periods, and any earned shares will vest on the second and third anniversaries, respectively, of the grant date.
(5)
Mr. Roth participates in the Company’s post-retirement equity award vesting program.

Stock Vested In 2022

The following table sets forth information with respect to the value realized by the NEOs upon vesting of PSUs and RSUs during 2022, and such values reflect the total pre-tax value realized by each NEO. There were no stock option exercises by any of the NEOs during 2022.

	Stock Awards
	Number of	Value
	Shares Acquired	Realized on
Name	on Vesting (#)	Vesting ($)(1)
Michael P. Plisinski	56,453	$5,124,158
Mark R. Slicer	—	—
James (Cody) Harlow	1,369	$87,684
Robert Fiordalice	4,117	$359,528
Yoon Ah E. Oh	2,681	$180,431
Steven R. Roth	12,616	$1,144,668

(1) The aggregate dollar amount realized is based on the fair market value of the shares upon vesting.

Pay Versus Performance

We are required by SEC rules to disclose the following information regarding compensation paid to our NEOs. The amounts set forth below under the headings “Compensation Actually Paid to CEO” and “Average Compensation Actually Paid for NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Footnotes (4), (5) and (6) below set forth the adjustments from the Total Compensation for each NEO reported in the Summary Compensation Table above.

The following table sets forth additional compensation information of our Chief Executive Officer (CEO) and our non-CEO NEOs along with total shareholder return, net income and total revenue performance results for fiscal years 2020, 2021 and 2022.

			Average Summary	Average	Value of Initial Fixed $100 Investment Based on:
Year (1)	Summary Compensation Table for CEO	Compensation Actually Paid to CEO(2)(3)	Compensation Table Total for NEOs	Compensation Actually Paid to NEOs(2)(3)	Total Shareholder Return(7)	Peer Group Total Shareholder Return(7)	Net Income	Total Revenue
2022	$5,313,301	$2,086,925	$1,129,974	$711,974	$86.27	$42.98	$223,334	$1,005,183
2021	$5,134,310	$13,985,674	$1,069,940	$2,149,621	$176.97	$125.09	$142,349	$788,899
2020	$3,763,688	$4,453,187	$934,489	$1,463,581	$30.11	$56.09	$31,025	$556,496

(1) The CEO and NEOs included in the above compensation columns reflect the following:

Year	CEO	NEOs
2022	Michael P. Plisinski	Mark R. Slicer, James (Cody) Harlow, Robert Fiordalice, Yoon Ah E. Oh, Steven R. Roth
2021	Michael P. Plisinski	Steven R. Roth, Rollin Kocher, Kevin Heidrich, Robert A. Koch, Yoon Ah E. Oh
2020	Michael P. Plisinski	Steven R. Roth, Rollin Kocher, Kevin Heidrich, Robert A. Koch

(2) Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to (1) for RSU awards, closing price on applicable year-end dates or, in the case of vesting dates, the actual vesting price, (2) for TSR-based PSU awards, the fair value calculated by a Monte Carlo simulation model as of the applicable year-end date(s) or, in the case of vesting date, the actual vesting price and probability of achievement.

(3) For the portion of “Compensation Actually Paid” that is based on year-end stock prices, the following prices were used: for 2022: $68.09 (32.7% reduction from prior year), for 2021: $101.23 (110.8% increase from prior year), and for 2020: $48.02 (1.0% increase from prior year).

(4) 2022 “Compensation Actually Paid” to the CEO and the average “Compensation Actually Paid” to the NEOs reflect the following adjustments from Total Compensation reported in the Summary Compensation Table:

	CEO	Average of NEOs
Total Reported in 2022 Summary Compensation Table (SCT)	$5,313,301	$1,129,974
Less, Value of Stock & Option Awards Reported in SCT	($3,977,905)	($577,372)
Less, Change in Pension Value and Non-Qualified Deferred Compensation Earnings in SCT	—	—
Plus, Pension Service Cost and impact of Pension Plan Amendments	—	—
Plus, Year-End value of Awards Granted in Fiscal Year that are Unvested and Outstanding	$2,764,863	$436,885
Plus, Change in Fair Value of Prior Year awards that are Outstanding and Unvested	($2,584,704)	($143,057)
Plus, FMV of Awards Granted this Year and that Vested this Year	—	—
Plus, Change in Fair Value (from Prior Year-End) of Prior Year awards that Vested this year	$571,370	($134,457)
Less, Prior Year Fair Value of Prior Year awards that failed to vest this year	—	—
Total Adjustments	($3,226,376)	($418,000)
“Compensation Actually Paid” for Fiscal Year 2022	$2,086,925	$711,974

(5) 2021 “Compensation Actually Paid” to the CEO and the average “Compensation Actually Paid” to the NEOs reflect the following adjustments from Total Compensation reported in the Summary Compensation Table:

	CEO	Average of NEOs
Total Reported in 2021 Summary Compensation Table (SCT)	$5,134,310	$1,069,940
Less, Value of Stock & Option Awards Reported in SCT	($3,487,747)	($533,902)
Less, Change in Pension Value and Non-Qualified Deferred Compensation Earnings in SCT	—	—
Plus, Pension Service Cost and impact of Pension Plan Amendments	—	—
Plus, Year-End value of Awards Granted in Fiscal Year that are Unvested and Outstanding	$6,761,134	$879,706
Plus, Change in Fair Value of Prior Year awards that are Outstanding and Unvested	$5,241,435	$665,069
Plus, FMV of Awards Granted this Year and that Vested this Year	—	—
Plus, Change in Fair Value (from Prior Year-End) of Prior Year awards that Vested this year	$336,542	$68,807
Less, Prior Year Fair Value of Prior Year awards that failed to vest this year	—	—
Total Adjustments	$8,851,364	$1,079,680
“Compensation Actually Paid” for Fiscal Year 2021	$13,985,674	$2,149,621

(6) 2021 “Compensation Actually Paid” to the CEO and the average “Compensation Actually Paid” to the NEOs reflect the following adjustments from Total Compensation reported in the Summary Compensation Table:

	CEO	Average of NEOs
Total Reported in 2020 Summary Compensation Table (SCT)	$3,763,688	$934,489
Less, Value of Stock & Option Awards Reported in SCT	($2,672,777)	($435,715)
Less, Change in Pension Value and Non-Qualified Deferred Compensation Earnings in SCT	—	—
Plus, Pension Service Cost and impact of Pension Plan Amendments	—	—
Plus, Year-End value of Awards Granted in Fiscal Year that are Unvested and Outstanding	$2,941,125	$479,458
Plus, Change in Fair Value of Prior Year awards that are Outstanding and Unvested	$318,972	$487,384
Plus, FMV of Awards Granted this Year and that Vested this Year	—	—
Plus, Change in Fair Value (from Prior Year-End) of Prior Year awards that Vested this year	$102,179	($2,036)
Less, Prior Year Fair Value of Prior Year awards that failed to vest this year	—	—
Total Adjustments	$689,499	$529,092
“Compensation Actually Paid” for Fiscal Year 2020	$4,453,187	$1,463,581

(7) Company and Peer Group TSR reflects the Company’s peer group (PHLX Semiconductor Index) as reflected in our Annual Report on the Form 10-K pursuant to Item 201(e) of Regulation S-K for the fiscal year ended December 31, 2022. Each year reflects what the cumulative value of $100 would be, including the reinvestment of dividends, if such amount were invested on December 31, 2019.

Pay versus Performance Descriptive Disclosure

We chose Total Revenue as our Company Selected Measure for evaluating Pay versus Performance because it is a key metric, along with operating income, in determining the annual cash incentive compensation paid to the CEO and other NEOs. It also highlights the rapid growth of the Company over the last three years.

Our TSR lagged the TSR for our peer group in 2020 but increased significantly in 2021 both in terms of real dollars and in relation to our peer group TSR, which our TSR exceeded by approximately 40%. In 2022, the dollar value of our TSR dropped but was nonetheless over 100% greater than our peer group TSR. There is a positive relationship between TSR and “Compensation Actually Paid” to our CEO and the other NEOs between 2020 and 2021, when both metrics increased, and between 2021 and 2022, when both metrics dropped, despite our TSR equaling approximately twice our peer group TSR. There is a positive relationship between Net Income and “Compensation Actually Paid” to our CEO and the other NEOs between 2020 and 2021, when both metrics increased. There is an inverse relationship between Net Income and “Compensation Actually Paid” to our CEO and the other NEOs between 2021 and 2020 when Net Income increased, but “Compensation Actually Paid” decreased. Similarly, from 2020 to 2021 there is a positive relationship between Total Revenue and “Compensation Actually Paid”, when both metrics increased, and an inverse relationship between 2021 and 2020 when Total Revenue increased, but “Compensation Actually Paid” to our CEO and the other NEOs decreased.

Pay versus Performance Tabular List

The table below lists our most important performance measures used to link “Compensation Actually Paid” for our TotalRevenueNEOs to company performance, over the fiscal year ending December 31, 2022. Both Total Revenue and Operating Income factor into the annual cash incentive compensation paid to NEOs and Company TSR over two- and three-year measurement periods determine the ultimate value of PSUs awarded to NEOs. For a further discussion of how each of these financial measures relates to NEO compensation, see our “Compensation Discussion and Analysis” beginning on page 26 of this Proxy Statement. The performance measures included in this table are not ranked by relative importance.

Most Important Financial Measures
Total Revenue
Operating Income
TSR

Pension And Nonqualified Deferred Compensation

The Company does not have a defined benefit pension program, nor does it offer non-qualified deferred compensation.

Potential Payments Upon Termination Of Employment Or Change In Control

This section (including the following tables) summarizes each NEO’s estimated payments and other benefits that would be received by the NEO or the NEO’s estate if his or her employment had terminated on December 31, 2022, under the hypothetical circumstances set forth below. As Mr. Roth voluntarily resigned from the Company in December 2022, he did not receive any termination payments (other than post-retirement equity award vesting) from the Company and we do not include discussion of potential payments upon his termination or a change in control below.

Certain of our NEOs are entitled to certain termination payments upon his or her death or Disability, his or her involuntary termination without Cause, or his or her voluntary termination with Good Reason as described below. Although the definitions of each of these terms is specific to the NEO’s employment agreement or change-in-control agreement with the Company, the terms generally have the following meanings:

•
“Disability” generally means that the executive officer, due to physical or mental impairment, is unable to perform his or her duties to the Company for a specified period of time.
•
“Cause” generally means that the executive officer engaged in a crime, willful gross misconduct or other serious act involving moral turpitude; materially breached an agreement between him or her and the Company; or otherwise materially breached his or her obligations to the Company.
•
A voluntary termination for “Good Reason” generally means, depending on the particular executive officer’s agreement, that the executive officer’s duties, responsibilities or status with the Company or its successor are materially reduced; his or her primary place of work is moved to a location outside a predetermined radius; in particular cases, certain reduction in compensation; or the Company materially breaches the terms of his or her agreement with the Company or any successor fails to assume the executive officer’s change-in-control agreement.

In addition to the payments and other benefits described below, under our 2020 Stock Plan, in the event of a change in control, unless the Board or Compensation Committee determine that some other treatment is warranted in their discretion, if the acquiror elects not to assume or substitute an equity award, then upon the effective date of the change in control all RSUs and PSUs held by any employees of the Company (including NEOs) become fully vested and the performance goals or other vesting conditions for PSUs shall be deemed achieved at 100% of the target levels.

NEO Employment and Change in Control Agreements

Mr. Plisinski

Mr. Plisinski’s employment agreement provides for the following:

•
In the event of any termination of Mr. Plisinski’s employment, he is entitled to payment of all base salary due and owing through the termination date and an amount equal to all earned but unused vacation through the termination date.
•
In the event Mr. Plisinski’s employment is terminated due to his death, his estate would be entitled to:
o
Payment of his then-current base salary as if his employment had continued for three months following his death;
o
Continued co-payment for a period of six months following his death of amounts due under COBRA for continuation of the Company’s group health and other group benefits for his covered dependents, if the covered dependents so elect;
o
Payment of his annual incentive cash bonus based on actual performance achievement, prorated for the time employed preceding his death, to be paid out with the Company’s annual incentive plan payouts; and
o
Immediate vesting of stock options and SARs, and immediate vesting of RSU awards granted after his appointment as CEO which by their terms would vest within 12 months after death and, if a performance award, based on actual performance achievement for such performance period completed within 12 months after death.
•
In the event Mr. Plisinski’s employment is terminated due to his Disability, he would be entitled to:
o
Payment of his then-current base salary through the end of the month of such termination;
o
Continued co-payment for a maximum period of six months following his Disability of amounts due under COBRA for continuation of the Company’s group health and other group benefits, if he or his covered dependents, as appropriate, so elects;
o
Payment of his annual incentive cash bonus based on actual performance achievement, prorated for the time employed preceding his termination, to be paid out with the Company’s annual incentive plan payouts; and
o
Immediate vesting of stock options and SARs, and immediate vesting of RSU awards granted after his appointment as CEO which by their terms would vest within 12 months after termination for disability and, if a performance award, based on actual performance achievement for such performance period completed within 12 months after termination.
•
In the event Mr. Plisinski’s employment is terminated by the Company without Cause or Mr. Plisinski terminates his employment for Good Reason, he would be entitled to:
o
Payment of two times his then-current base salary, paid over 24 months (i.e., salary continuation for two years);
o
Continued co-payment for a period of up to 18 months of amounts due under COBRA for continuation of the Company’s group health and other group benefits, if he so elects; and
o
Vesting of any equity incentive awards outstanding as of the termination date that, by their terms:
(1)
represent either unvested shares which were earned based on a completed performance period under a performance-based award granted on or after the employment agreement effective date and which as of the termination date are then subject to time-based vesting only, or shares under such an equity incentive award granted on or after the employment agreement effective date which will be earned under a performance-based award based on actual achievement under a performance period which has been completed on or prior to the termination date but as to which performance period the actual number of shares earned against the award performance goals has not yet been determined by the Company; and
(2)
would have become vested based solely on the passage of time within the 12-month period immediately following the termination date had Mr. Plisinski continued in employment with the Company.

•
If, within 18 months following the occurrence of a Change in Control, Mr. Plisinski’s employment is terminated for any reason other than for Cause or Mr. Plisinski terminates his employment for Good Reason, he would be entitled to:
o
Payment of two times the sum of his then-current base salary and target annual cash bonus, paid over 24 months;
o
Continued co-payment for a period of up to 18 months of amounts due under COBRA for continuation of the Company’s group health and other group benefits, if he so elects; and
o
Immediate vesting of all unvested stock options, SARs and all unvested and outstanding performance-based (at target) and service-based RSUs and other equity awards.
o
To the extent that Change in Control termination payments made to Mr. Plisinski under his agreement are subject to the excise tax imposed by Section 4999 of the IRC, Mr. Plisinski would either have to pay the excise tax or have his benefits reduced so that no portion of his termination payments were subject to the excise tax.
o
In order to receive these termination or Change in Control termination payments, Mr. Plisinski would be required to sign a general release of all known and unknown claims that he may have against the Company.
o
As part of his employment agreement, Mr. Plisinski is subject to non-solicitation and non-competition restrictions that limit his ability to compete with the Company during the term of the agreement and for a period of two years following his resignation or termination for any reason.
•
For Mr. Plisinski, a “Change in Control” would generally be considered to have occurred if:
o
a merger or consolidation of the Company or an acquisition by the Company involving the issuance of its securities as consideration for the acquired business results in the stockholders of the Company following such transactions having less than 50% of combined voting power of the surviving entity;
o
any person or persons becomes the beneficial owner of 30% or more of our outstanding shares;
o
all or substantially all assets of the Company are disposed of pursuant to a plan of liquidation of the Company;
o
all or substantially all of our assets are sold; or
o
during any 12 month consecutive period the individuals who presently make up our Board or who become members of our Board with the approval of at least a majority of our existing Board cease to constitute at least a majority of the Board; provided any transaction or event described above will not constitute a change in control under the agreement unless it qualifies as a “change in control” under Section 409A of the IRC.

The following table reflects the potential payments to Mr. Plisinski in the event of his termination or his termination following a Change in Control as of December 31, 2022:

Potential Payments To Mr. Plisinski Upon Termination Or Change in Control
	Cash Severance		Value of
Termination Circumstance as of 12/31/2022	Base Salary	Management	Accelerated	Benefits
		Incentive	Unvested	Continuation
		Bonus	Equity
By the Company without Cause	$1,273,782	—	$7,183,155	$48,538
	(2x salary)
Executive officer resignation for Good Reason	$1,273,782	—	$7,183,155	$48,538
	(2x salary)
Death	$159,223	$697,044	$7,183,155	$16,179
	(3 mos. salary)	(1x bonus)
Disability	—	$697,044	$7,183,155	$16,179
		(1x bonus)
Within 18 months following Change in Control:
By the Company without Cause	$1,273,782	$1,394,088	$7,183,155	$48,538
	(2x salary)	(2x bonus)
By the executive officer with Good Reason	$1,273,782	$1,394,088	$7,183,155	$48,538
	(2x salary)	(2x bonus)

Messrs. Slicer, Harlow, and Fiordalice and Ms. Oh

The Executive Change in Control Agreements for Messrs. Slicer, Harlow, and Fiordalice and Ms. Oh provide for the following:

•
Upon cessation of the executive’s employment at the Company for any reason under the Executive Change in Control Agreement, the executive (or his or her estate) shall be entitled to payment of:
o
All base salary earned through the executive's termination date but not yet paid;
o
Any unreimbursed business expenses that are eligible for reimbursement under the Company’s policies;
o
Any accrued but unused vacation pay or paid time off;
o
Any amount arising from the executive’s participation in, or benefits, under any employee benefits plans, programs or arrangements; and
o
Any amounts earned but not yet paid under any applicable bonus or incentive plan.
•
The executive (or his or her estate) shall also be entitled to any applicable indemnification rights.
•
If, within one year following the occurrence of a Change in Control, or within 60 days prior to the occurrence of a Change in Control, the executive’s employment is terminated for any reason other than for Cause or the executive resigns for Good Reason, the executive shall be entitled to the following benefits in exchange for an unrevoked general release:
o
Payment of his or her then-current base salary for a period of 12 months;
o
Accelerated vesting of all unvested stock options, outstanding RSUs and other performance awards;
o
Any performance award that was assumed, substituted or continued with the Change in Control that had not already satisfied its performance conditions shall be treated as of the termination date as vested at the target level and fully vested as to any service conditions;
o
Payment of 100% of the executive’s target annual bonus for the fiscal year in which the termination date occurs; and
o
The executive may elect to maintain the executive’s and his or her dependent’s health care benefit coverage to the same extent provided for by and with the same Company/Executive officer payment contribution percentages under Company’s group plans at the time of termination. Such coverage shall extend for a term of one year from the termination date unless she becomes covered as an insured under another employer’s or spousal health care plan.
•
Under the Executive Change in Control Agreements, a “Change in Control” would generally be considered to have occurred if:
o
any person or entity, or multiple persons or entities acting as a group, becomes the beneficial owner of more than 50% of our outstanding voting shares;
o
Continuing Directors no longer constitute a majority of the Board, where “Continuing Director” means a Board member who was a Board member when the Executive Change in Control Agreement was executed or who was nominated, elected or approved by at least a majority of Board members were, at that time, Continuing Directors, but excluding any individual whose initial assumption to office occurred as a result of any actual or threatened election contest or proxy solicitation, unless such person’s treatment as a Continuing Director is subsequently approved by a majority of Continuing Directors; or
o
there is consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company in one or a series of transactions (a “Business Combination”), unless, immediately following such Business Combination, each of the following three conditions is satisfied: (A) all or substantially all of the individuals and entities who were the beneficial owners of the then-outstanding shares of common stock entitled to vote immediately prior to such Business Combination still beneficially own more than 50% of the outstanding securities of the surviving entity in substantially the same proportions as their ownership immediately prior to such Business Combination; (B) the individuals who were members of the Board of Directors of the Company immediately prior to the execution of the agreement providing for such Business Combination constitute at least 50% of the members of the board of directors or other governing body of the acquiring entity; and (C) no person beneficially owns, directly or indirectly, securities that represent immediately after such merger or consolidation more than 50% of the combined voting power of the then outstanding voting securities of either the Company or the other surviving entity or its ultimate parent, or of the combined voting power of the then-outstanding securities of such entity entitled to vote generally in the election of directors or other governing body (except to the extent that such ownership existed prior to the Business Combination).

The following table reflects the potential payments to Messrs. Slicer, Harlow, and Fiordalice and Ms. Oh in the event any of them is terminated following a change in control as of December 31, 2022:

Potential Payments Within 12 Months Following Change in Control
	Cash Severance	Management	Value of Accelerated	Benefits
Termination Circumstance as of 12/31/2022	(Base Salary)	Incentive Bonus	Unvested Equity	Continuation
By the Company without cause
Mark R. Slicer	$450,000	$315,000	$872,982	$32,358
James (Cody) Harlow	$309,000	$185,400	$445,853	$23,611
Robert Fiordalice	$311,400	$155,700	$492,767	$32,358
Yoon Ah E. Oh	$360,500	$180,250	$735,712	$8,490
By the executive officer with good reason
Mark R. Slicer	$450,000	$315,000	$872,982	$32,358
James (Cody) Harlow	$309,000	$185,400	$445,853	$23,611
Robert Fiordalice	$311,400	$155,700	$492,767	$32,358
Yoon Ah E. Oh	$360,500	$180,250	$735,712	$8,490

The following table reflects the potential payments to Messrs. Slicer, Harlow, and Fiordalice and Ms. Oh in the event any of them is terminated following reasons other than change in control as of December 31, 2022:

Potential Payments Following Termination Circumstance as of 12/31/2022
Name	Management Incentive Bonus
	Involuntary Without Cause Termination	Executive Resignation for Good Reason	Death	Disability
Mark R. Slicer	$240,334	$240,334	$240,334	$240,334
James (Cody) Harlow	$202,910	$202,910	$202,910	$202,910
Robert Fiordalice	$202,381	$202,381	$202,381	$202,381
Yoon Ah E. Oh	$206,287	$206,287	$206,287	$206,287

Each of Messrs. Slicer, Harlow, and Fiordalice and Ms. Oh has also entered into a separate agreement upon employment with the Company that subjects him or her to non-competition and non-solicitation restrictions, which limit his or her ability to compete with the Company during his or her employment and for a period of one year following his or her resignation or termination for any reason.

Retention Bonus Agreements

No NEO has entered into a Retention Bonus Agreement with the Company.

CEO Pay Ratio

In accordance with the Dodd-Frank Act and applicable SEC rules, we are providing the following information about the relationship of our CEO’s compensation to the compensation of all our employees. For 2022:

•
the annual total compensation of the median employee was $131,080;
•
the annual total compensation of our CEO, Michael P. Plisinski, as reported in the Summary Compensation Table included in this proxy statement, was $5,313,301; and
•
the ratio of the annual total compensation of our CEO to the median employee’s annual total compensation was 41 to 1.

This pay ratio is a reasonable estimate calculated in good faith, in a manner consistent with Item 402(u) of Regulation S-K, based on our payroll and employment records and the methodology described below. The SEC rules for identifying the “median employee” and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratios reported by other companies may not be comparable to the pay ratio set forth above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

To identify the employee with the median of the annual total compensation of all our employees that is used for the year ended 2022, we used the following methodology and made the following material assumptions, adjustments and estimates:

•
We determined that as of December 31, 2022, our employee population consisted of approximately 1,600 individuals located in the U.S. and in countries in Europe and Asia. This population consisted of our full-time, part-time and temporary employees. We excluded a limited number of temporary agency employees and independent contractors, who are employees of, and whose compensation is determined by third parties unaffiliated with the Company and as such are not considered our employees for the purposes of the pay ratio calculation.
•
To identify the “median employee” from our employee population, we used a consistently applied compensation measure which included annual salary as reflected in our payroll records, as well as stock awards and non-equity incentive plan compensation earned in 2022, which was our measurement period. We applied a foreign currency to U.S. dollar exchange rate to the compensation paid in foreign currency and we did not make any cost-of-living adjustments. We selected this compensation measure because it is readily available in our existing payroll records and because it is a reasonable proxy for total compensation for purposes of determining the “median employee.”

Once we identified our “median employee,” we calculated the elements of such employee’s compensation for 2022 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. The median employee’s annual total compensation of $131,080 may include as applicable salary, stock awards and non-equity incentive plan compensation, as well as Company matching contributions to the 401(k) employee savings plan, and the cost of Company paid premiums associated with coverage under the group term life insurance and accidental death and dismemberment insurance plan.

PROPOSAL 3

Advisory vote on the frequency of advisory votes on named executive officer compensation

Pursuant to Rule 14a-21(b) of the Exchange Act, we are required to submit a non-binding, advisory vote to stockholders at least once every six years to determine whether future advisory votes on the compensation paid to our NEOs should be held every one year, every two years, or every three years. At the 2017 Annual Meeting of Stockholders of Nanometrics, our stockholders indicated their preference that the Company solicit an advisory vote on NEO compensation every one year. In accordance with the results of that vote, our Board of Directors implemented a policy of taking an advisory vote on NEO compensation each year.

We are once again asking stockholders to advise us as to how frequently they wish to cast an advisory vote on the compensation of our NEOs. After careful consideration, our Board of Directors has determined that an advisory vote on the compensation of our NEOs should continue to be held every one year. Although our executive compensation program is designed to promote a long-term correlation between pay and performance, the Board of Directors recognizes that executive compensation disclosures are made annually. Holding an annual advisory vote on executive compensation provides us with more direct and immediate feedback on our compensation decisions. We believe that an annual advisory vote on executive compensation is therefore consistent with our philosophy on good corporate governance practices and our executive compensation philosophy, policies, and practices.

In arriving at our recommendation on the frequency vote, we reviewed the results of our previous shareholder vote in 2017, when an annual vote was approved by a majority of the stockholders. As required by the Dodd-Frank Act, this is an advisory vote, which means that this proposal is not binding on us. Regardless, our Board of Directors values the opinions expressed by stockholders and will take into account the outcome of this advisory vote when considering the frequency of future advisory votes on the compensation of our NEOs.

Vote Required

For the proposal to approve, on any advisory basis, the frequency of votes on named executive officer compensation, stockholders will select from four options: to hold the advisory vote on named executive officer compensation every “1 Year,” “2 Years,” or “3 Years,” or to abstain from voting. The frequency (”1 Year,” “2 Years,” or “3 Years”) receiving the greatest number of votes will be considered the frequency recommended by stockholders to the Board.

The Board recommends that stockholders vote that future advisory votes on named executive officer compensation be held every “1 Year.”

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Although ratification by stockholders is not required by law, the Board is submitting the Audit Committee’s selection of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for fiscal year 2023 for ratification as a matter of good corporate governance and recommends that the stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board will reconsider its selection. Even if the selection is ratified, the Audit Committee may appoint a new independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. EY has indicated that representatives of EY, the independent registered public accounting firm presented herein, will be in attendance at the Annual Meeting. Such representatives will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

Independent Registered Public Accounting Firm Selection Process

EY served as the independent registered public accounting firm for Rudolph (the accounting acquirer in the merger with Nanometrics) from 2008 through the Merger Date and has been the Company’s independent registered public accounting firm since the Merger Date, serving in this role during fiscal 2022. During this time, the firm has demonstrated:

•
A high degree of independence and professionalism in their audit engagement with the Company;
•
A solid record of partner and professional staff continuity;
•
A knowledge of current and emerging accounting and auditing issues affecting the Company;
•
A deep and ongoing understanding of the Company’s business model and industry; and
•
A readiness to assist the Company and its audit committee in keeping up to date with the latest accounting and auditing pronouncements and their application to the Company’s business.

In making its selection of an independent registered public accounting firm, the Audit Committee assesses, among other factors:

•
The performance of the independent registered public accounting firm in the prior year;
•
The anticipated needs of the Company and ability of the accounting firm to address them in the coming year;
•
The proposed fees for the coming year; and
•
The potential impact of changing auditors for the coming year.

Ultimately, the selection of the independent registered public accounting firm is made with the best interest of the Company and its stockholders in mind.

Factors Used To Assess Independent Registered Public Accounting Firm Quality

Members of the Audit Committee have experience in dealing with audits of other public companies as well as experience with other accounting firms. After the Merger Date, the Audit Committee’s basis for the selection of EY as the Company’s independent registered public accounting firm included, among other considerations, familiarity with Rudolph’s accounting practices as the accounting acquirer in the 2019 Merger, EY’s breadth of services and international footprint as well as expense considerations. On an ongoing basis, EY has been responsive, reliable and professional in their dealings with the Audit Committee and has appropriately assisted the Audit Committee in its oversight of the Company’s financial processes and financial statements. In addition, EY makes available to the

Company specialists within EY to assist in the audit when consultation on specific and unique issues is warranted. These processes appear to be effective in assisting EY with their audit engagement.

As a part of the Audit Committee’s review of EY’s qualifications, EY provides the Company with the firm-wide comments from the Public Company Accounting Oversight Board (“PCAOB”) regarding PCAOB’s examinations of EY for the prior year. EY also updates the Company with the quality improvements that the firm has made as a result of the PCAOB comments as well as other changes to their quality and risk assessment processes.

Audit Committee’s Involvement In The Lead Partner Selection

In accordance with SEC and PCAOB independence guidelines, EY employs a regular schedule of rotation of both the lead engagement partner (“Lead Partner”) and the concurring partner. Such a regularly scheduled rotation provides for sufficient overlap of the new Lead Partner with the outgoing Lead Partner. This process allows the members of the Audit Committee and the Company management to become familiar with the new Lead Partner and new staff and to introduce them to the Company’s business. Prior to the new Lead Partner’s full engagement, the Audit Committee and Company management meet with EY to review and offer feedback on the industry experience, financial acumen and anticipated fit of the new Lead Partner with the Company.

Audit Committee Pre-Approval Of Audit And Permissible Non-Audit Services Of Independent Registered Public Accounting Firm

Pursuant to our Audit Committee charter, our Audit Committee must pre-approve all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. During fiscal 2022, all services provided by EY to the Company were pre-approved by the Audit Committee in accordance with this policy, and the Audit Committee has concluded that the provision of these services is compatible with the accountants’ independence.

Audit and Non-Audit Fees

The following table sets forth the fees billed for the fiscal year ended December 31, 2022 and the fiscal year ended January 1, 2022 by EY, the Company’s independent registered public accounting firm.

Fees	2022	2021
Audit	$2,025,000	$1,816,000
Audit Related	45,000	42,000
Tax	45,000	—
All Other	5,400	5,200
Total	$2,120,400	$1,863,200

Audit Fees

Audit fees for the fiscal years ended December 31, 2022 and January 1, 2022 were for the audit of the Company’s annual financial statements including management’s assessment of internal control over financial reporting, the review of the Company’s quarterly financial statements and statutory and regulatory audits, consents, and other services. These fees may include services that are normally provided by the independent registered public accounting firm in connection with regulatory filings or engagements including any comfort letters and consents for financings and filings made with the SEC.

Audit Related Fees

Audit related fees for the fiscal years ended December 31, 2022 and January 1, 2022 were for assurance and related services reasonably related to the performance of the audit or review of the Company’s annual financial statements that are not reported under “Audit Fees,” and consisted primarily of fees for employee benefit plan audits.

Tax Fees

Tax fees may include fees for tax compliance, tax planning and tax advice. Tax fees for the fiscal year ended December 31, 2022 were for tax advice.

All Other Fees

All other fees would consist of fees for products and services other than the services described above. For the fiscal year ended December 31, 2022 and January 1, 2022, all other fees included payments for an accounting and auditing information tool.

Negotiation of the annual independent registered public accounting firm fees is the responsibility of the Audit Committee with the support of the Company’s CFO. All of the EY fees listed in the chart above for fiscal years 2021 and 2022 were pre-approved by the Audit Committee, which concluded that the provision of such services by EY was compatible with the maintenance of that firm’s independence in the conduct of its audit functions.

Vote Required

The affirmative vote, in person or by proxy, of a majority of the shares present or represented at the meeting and entitled to vote will be required to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 30, 2023.

The Board recommends voting “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 30, 2023.

AUDIT COMMITTEE REPORT

The following is the Audit Committee’s report submitted to the Board for the fiscal year ended December 31, 2022.

As noted in the Audit Committee’s charter, management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon. Additionally, the independent registered public accounting firm is responsible for performing an independent audit of the Company’s internal control over financial reporting and for issuing a report thereon. The Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee of the Board has:

•
reviewed and discussed with management and with Ernst & Young LLP, the Company’s independent registered public accounting firm, together and separately, the Company’s audited consolidated financial statements contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022;
•
discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 1301, Communications with Audit Committees;
•
received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence; and
•
discussed and reviewed with the Company’s manager - internal audit (“Mgr-IA”) and Ernst & Young LLP, with and without management present, the Company’s work in complying with the requirements of Section 404 under the Sarbanes-Oxley Act of 2002 regarding internal control over financial reporting. In connection therewith, the Audit Committee also discussed with the Mgr-IA, with and without other members of management present, management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2022. The Audit Committee also discussed Ernst & Young LLP’s audit report on internal controls over financial reporting as of December 31, 2022 with management and Ernst & Young LLP.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

THE AUDIT COMMITTEE

Christine A. Tsingos (Chairperson)

Stephen D. Kelley

Karen Rogge

May Su

EXECUTIVE OFFICER BIOGRAPHIES

Set forth below is certain information regarding the executive officers of the Company and their ages as of March 30, 2023. Information relating to Michael P. Plisinski is set forth above under the caption “PROPOSAL 1 - ELECTION OF DIRECTORS.” The individuals listed reflect the Company’s officers designated by the Board as “Executive Officers” for the 2023 fiscal year. The Company is unaware of any arrangements or understandings between the executive officers of the Company and other person(s) pursuant to which an executive officer was or is to be selected, except that Mr. Plisinski was appointed as CEO of the Company pursuant to the Merger Agreement for the 2019 Merger.

Named Executive Officers (NEOs)

Mark R. Slicer Chief Financial Officer Age: 52
•
Mr. Slicer has served the Company in his current role since May 2022.
•
Prior Experience:
◦
September 2019 to May 2022: Senior Vice President and Global Operations Controller at Boston Scientific, a global medical technology manufacturer, where he was responsible for the financial performance of the global manufacturing and distribution network having a production value of approximately $3 billion.
◦
February 2014 to September 2019: Senior Vice President and Corporate Controller, Boston Scientific, in which role he oversaw a team of over 500 finance employees across the globe, managing approximately $10 billion in revenue.
◦
February 2008 to February 2014: Executive roles in finance and internal audit, Boston Scientific.
◦
Preceding Mr. Slicer’s tenure at Boston Scientific, he served in various finance and audit roles at General Electric and PricewaterhouseCoopers.
•
Mr. Slicer earned a Bachelor of Science in Accounting from Providence College and is licensed as a Certified Public Accountant in the Commonwealth of Massachusetts.

James (Cody) Harlow Chief Operating Officer Age: 50
•
Mr. Harlow has served the Company in his current role since October 2021.
•
Prior Experience:
◦
December 2019 to September 2021: Managing Director, Operations and Supply Chain, Applied Materials, a provider of manufacturing equipment, services and software to the semiconductor, display and related industries.
◦
December 2017 to December 2019: Senior Director, Operations and Supply Chain, Applied Materials.
◦
September 2013 to December 2017: Director, Worldwide Operations, Applied Materials.
◦
March 2013 to September 2013: Chief Operating Officer, Semiconductor Support Services.
◦
Prior to 2013, Mr. Harlow held an array of manufacturing management roles in 14 years with Applied Materials.
•
Mr. Harlow holds a B.S. in Nuclear Engineering Technology from Thomas Edison State University, a M.S. in organizational and human resource development from Abilene Christian University and an M.B.A. from the University of Phoenix. In addition, Mr. Harlow served as a nuclear propulsion supervisor in the U.S. Navy.

Robert Fiordalice Senior Vice President & General Manager, Metrology Business Unit Age: 61
•
Mr. Fiordalice has served the Company in his current role since January 2022.
•
Prior Experience:
◦
October 2019 to January 2022: Vice President & General Manager, Wafer Solutions Business Unit, Onto Innovation Inc.
◦
August 2017 to October 2019: General Manager, Materials Characterization Group, Nanometrics.
◦
October 2013 to July 2017: General Manager, Advanced Packaging, Nanometrics.
◦
August 2006 to August 2013: Vice President, Account Technology, Intermolecular, Inc.

◦
Prior to 2006, Mr. Fiordalice held technology management roles with both KLA Tencor Corporation and Motorola Inc.
•
Mr. Fiordalice holds a B.S. in Genetics from University of California at Berkeley and a M.S. in Physics from Syracuse University.

Yoon Ah E. Oh Vice President, General Counsel, and Corporate Secretary Age: 41
•
Ms. Oh has served the Company in her current role since October 2021.
•
Prior Experience:
◦
June 2020 to September 2021: Associate General Counsel and Corporate Secretary, Analog Devices, Inc., a semiconductor company.
◦
June 2018 to May 2020: Vice President, Associate General Counsel and Corporate Secretary, Endo International Plc., a specialty pharmaceutical company.
◦
May 2017 to June 2018: Vice President, Associate General Counsel, Endo International Plc.
◦
September 2015 to April 2017: Senior Counsel, Corporate, Endo International Plc.
◦
September 2013 to September 2015: Associate, Dechert LLP.
◦
September 2007 to August 2013: Associate, Cahill Gordon & Reindel LLP.
•
Ms. Oh holds a B.S. in Political Science from Yale University and earned her J.D. from Harvard Law School. Ms. Oh is admitted to practice in the States of Pennsylvania and New York.

Other Executive Officers

Srinivas Vedula, Ph.D. Senior Vice President, Customer Success Group Age: 50
•
Dr. Vedula has served the Company in his current role since September 2021.
•
Prior Experience:
◦
October 2019 to August 2021: Vice President, Business Development, Metrology Business Unit, Onto Innovation Inc.
◦
December 2017 to September 2019: Vice President, Global Sales, Nanometrics, Inc.
◦
January 2014 to November 2017: General Manager, Optical Metrology Solutions, Nanometrics, Inc.
◦
January 2009 to December 2013: Director of Marketing and Applications, KLA Corporation.
◦
Prior to 2009, Mr. Vedula held additional roles in product marketing and applications engineering over 12 years with KLA Tencor Corporation.
•
Dr. Vedula holds a Bachelor of Technology degree from the Indian Institute of Technology in Bombay, India and a Ph.D. from the University of Tennessee, both in Chemical Engineering.

Ju Jin, Ph.D. Senior Vice President & General Manager, Inspection Business Unit Age: 58
•
Dr. Jin has served the Company in his current role since March 2021.
•
Prior Experience:
◦
October 2019 to March 2021: Vice President & General Manager, Inspection Business Unit, Onto Innovation Inc.
◦
July 2019 to October 2019: Vice President & General Manager, Inspection Business Unit, Rudolph Technologies, Inc.
◦
August 2016 to July 2019: Sr. Director of Marketing & Business Development, Orbotech Ltd., a supplier of yield-enhancing and process-enabling solutions for the manufacture of electronics products and a subsidiary of KLA Corporation.
◦
April 2009 to August 2016: President and CEO, Applied Electro-Optics Inc.
◦
March 2004 to April 2009: Director and General Manager, Accretech USA.
•
Dr. Jin holds a B.S. from Xian Jiatong University in China, a M.S. from Nagaoka University of Technology in Japan and a Ph.D. from the University of Tokyo in Japan, all in Mechanical Engineering.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information with respect to beneficial ownership of the Company’s Common Stock as of March 13, 2023 (except as otherwise indicated), by (i) each individual or group known by the Company to own beneficially more than five percent (5%) of the Common Stock; (ii) each of the NEOs; (iii) each of the Company’s directors and director nominees; and (iv) all directors, director nominees and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
BlackRock, Inc. (2)	8,009,729	16.4%
55 East 52nd Street, New York, NY 10055
The Vanguard Group (3)	5,605,334	11.5%
100 Vanguard Boulevard, Malvern, PA 19355
Michael P. Plisinski	238,166	*
Mark R. Slicer	-	*
James (Cody) Harlow	1,627	*
Robert Fiordalice	12,768	*
Yoon Ah E. Oh	2,484	*
Steven R. Roth (4)	14,665	*
Leo Berlinghieri	17,201	*
Stephen D. Kelley (5)	-	*
David B. Miller	14,608	*
Karen M. Rogge	2,950	*
Christopher A. Seams	32,629	*
May Su	2,100	*
Christine A. Tsingos	39,909	*
All directors, director nominees and executive officers as a group (fifteen (15) persons) (6)	396,923	*

* Less than 1%

(1)
Applicable percentage ownership is based on 48,845,513 shares of Common Stock outstanding as of March 13, 2023. Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes shares as to which a person holds sole or shared voting or investment power. Shares of Common Stock subject to RSUs which will vest within sixty (60) days of March 13, 2023 are deemed to be beneficially owned by the person holding such RSUs for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise noted, the address for the executive officers and directors named in this table is c/o Onto Innovation Inc., 16 Jonspin Road, Wilmington, Massachusetts 01887.
(2)
Information provided herein is based on the Schedule 13G/A that was filed by BlackRock, Inc. on January 23, 2023, which reported that BlackRock, Inc. had sole voting power over 7,950,008 shares, shared voting power over zero shares, sole dispositive power over 8,009,729 shares and shared dispositive power over zero shares.
(3)
Information provided herein is based on the Schedule 13G/A that was filed by The Vanguard Group on February 9, 2023, which reported that The Vanguard Group had sole voting power over zero shares, shared voting power over 84,195 shares, sole dispositive power over 5,472,717 shares and shared dispositive power over 132,617 shares.
(4)
The number of shares held by Mr. Roth is based on his response to the Company’s Director & Officer questionnaire as of December 31, 2022 .
(5)
Mr. Kelley did not become a Company director until January 24, 2023.
(6)
Includes 14,550 shares subject to restricted stock units vesting within 60 days of March 13, 2023 for all directors, director nominees, and executive officers as a group.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth, as of December 31, 2022, certain information related to our equity compensation plans.

	(a)	(b)	(c)
Number of Securities
Remaining Available for
Future Issuance Under
	Number of Securities	Weighted-Average	Equity Compensation
	to be Issued Upon Exercise	Exercise Price of	Plans (Excluding
	of Outstanding Options,	Outstanding Options,	Securities Reflected in
Plan Category	Warrants and Rights (1)	Warrants and Rights	Column (a))(2)
Equity compensation plans approved by security holders	743,034	—	4,201,733
Equity compensation plans not approved by security holders	n/a	n/a	n/a
Total	743,034	—	4,201,733
(1)
Includes 743,034 shares issuable upon vesting of outstanding restricted stock units under the Onto Innovation Inc. 2020 Stock Plan, the Rudolph Technologies, Inc. 2018 Stock Plan and the Nanometrics Incorporated 2005 Equity Incentive Plan.
(2)
As of December 31, 2022, 3,085,817 shares were available under the 2020 Stock Plan and 1,115,916 shares were available under the ESPP.

OTHER MATTERS

The Company knows of no other matters to be submitted for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons acting as proxies to vote the shares they represent as the Board may recommend.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What Is The Purpose Of The Annual Meeting?

At the Annual Meeting, stockholders will be asked to vote upon the matters set forth in the accompanying Notice of Annual Meeting, including:

•
the election of eight directors;
•
an advisory vote to approve named executive officer compensation;
•
an advisory vote on the frequency of advisory votes on named executive officer compensation; and
•
the ratification of the appointment of our independent registered public accounting firm for fiscal 2023,

all of which are more fully described herein.

Will Other Matters Be Voted On At The Annual Meeting?

We are not currently aware of any matters to be presented at the Annual Meeting other than those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, any proxies received by us will be voted in the discretion of the proxy holders.

Who Is Entitled To Vote?

If you were a stockholder of record as of the close of business on March 13, 2023, which is referred to in this proxy statement as the “record date,” you are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that you held as of the close of business on the record date. Each stockholder is entitled to one vote for each share of common stock held by such stockholder on the record date.

May I Attend The Meeting?

All stockholders of record as of the record date may attend the Annual Meeting, which will be held at the Company’s offices located at 16 Jonspin Road, Wilmington, MA 01887. To obtain directions to attend the Annual Meeting and vote in person, please visit our website (www.ontoinnovation.com), and click on “Company,” then “Locations,” and then “Massachusetts” to access the interactive map. As always, we encourage you to vote your shares prior to the Annual Meeting.

What is Required To Be Admitted To The Annual Meeting?

If you have a stock certificate or hold shares in an account with our transfer agent, you are considered the “stockholder of record” with respect to those shares. If you are a stockholder of record, you will need valid picture identification and proof that you are a stockholder of record of the Company as of the record date to gain admission to the Annual Meeting.

If you are a beneficial holder, you will be required to present a valid picture identification and proof from your bank, broker or other record holder of your shares that you are the beneficial owner of such shares to gain admission to the Annual Meeting. If you are a beneficial holder and wish to vote your shares at the meeting, you will need a legal proxy from your bank, broker or other record holder of your shares.

All attendees will be expected to comply with any health and safety protocols in effect at the Company’s facility at the time of the Annual Meeting.

What Constitutes A Quorum?

The required quorum for the transaction of business at the Annual Meeting is a majority of the issued and outstanding shares of Common Stock of the Company, $0.001 par value per share (“Common Stock”), present in person or by proxy and entitled to vote at the Annual Meeting. On the record date, 48,845,513 shares of the Company’s Common

Stock were issued and outstanding, each entitled to one vote on each matter to be acted upon at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted to determine whether there is a quorum present. If a quorum is not present, the Annual Meeting may be adjourned or postponed to a later date.

What Are “Broker Non-Votes”?

A broker non-vote occurs when a bank, broker or other registered holder of record holds shares for a beneficial owner but is not empowered to vote on a particular proposal on behalf of such beneficial owner because the proposal is considered “non-routine” and the beneficial owner has not provided voting instructions on that proposal. The election of directors, the advisory vote to approve named executive officer compensation, and the advisory vote on the frequency of advisory votes on named executive officer compensation are treated as “non-routine” proposals. This means that if a brokerage firm holds your shares on your behalf, those shares will not be voted with respect to any of these proposals unless you provide instructions to that firm. See below under “What Is the Vote Required for Election of Directors?” and “What Is the Vote Required for the Approval of Proposals Other Than Director Elections?” for a discussion of the impact of broker non-votes on each of the proposals that will be presented at the Annual Meeting. In order to ensure that any shares held on your behalf by a bank, broker or other registered holder of record are voted in accordance with your wishes, we encourage you to provide instructions to that firm or organization in accordance with the Notice or voting instruction form provided by the broker, bank or other registered holder or to contact your broker, bank or other registered holder to request a proxy form.

Who Bears The Cost Of Soliciting Proxies?

The Company will bear the cost of soliciting proxies. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, facsimile, e-mail or other electronic means or personal solicitation by directors, officers or regular employees of the Company. No additional compensation will be paid to such persons for such services.

Why Did I Receive A “Notice Of Internet Availability Of Proxy Materials” But No Proxy Materials?

We are distributing the Company’s proxy materials to stockholders of record via the Internet in accordance with the “Notice and Access” approach permitted by rules of the SEC. This approach benefits the environment, while providing a timely and convenient method of accessing the materials and voting. Accordingly, we have sent you a Notice because the Board of the Company is soliciting your proxy to vote at the 2023 Annual Meeting of Stockholders, including at any adjournments or postponements of the meeting. On or about March 30, 2023, the Company will begin mailing the Notice to all stockholders of record entitled to vote at the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy of the proxy materials and the Company’s 2022 Annual Report may be found in the Notice.

What Does It Mean If I Received More Than One Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the Notices to ensure that all of your shares are voted.

How Do I Go About Voting?

You may vote “For” or “Against” each of the director nominees or you may “Abstain” from voting with respect to any nominee. For the advisory vote on the frequency of advisory votes on named executive officer compensation, you may vote for every “1 Year,” “2 Years,” or “3 Years,” or you may “Abstain” from voting. For each of the other matters to be voted on, you may vote “For” or “Against” or “Abstain” from voting.

Voting For Shares Registered Directly In The Name Of The Stockholder

If you are a stockholder of record with shares registered in your name, you can vote by one of the following methods:

•
In Person - To vote in person, come to the Annual Meeting and you will receive a ballot when you arrive. You will be required to show valid picture identification and proof that you are a stockholder of record of the Company as of the record date to be admitted to the Annual Meeting.
•
Via the Internet - To submit your proxy by Internet, go to www.investorvote.com/ONTO and follow the instructions on the secure website. The deadline for proxy submission via the Internet is 11:59 p.m. (EDT) on May 8, 2023.
•
Via Telephone – To submit your proxy by telephone, call toll free 1-800-652-VOTE (8683) within the United States, US territories and Canada.
•
By Mail – Stockholders who receive a paper proxy card may complete, sign and date their proxy card and mail it in the pre-addressed postage-paid envelope that accompanies the proxy card. Proxy cards submitted by mail must be received prior to the time of the Annual Meeting in order for your shares to be voted.

Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy in advance so that your shares are represented at the Annual Meeting in the event you are unable to attend the meeting. Each stockholder of record is entitled to one vote for each share of Common Stock owned by such stockholder on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

If you return a signed and dated proxy card but do not indicate how the shares are to be voted, those shares will be voted in accordance with Onto Innovation’s Board’s recommendations. A valid proxy card also authorizes the individuals named therein as proxies to vote your shares in their discretion on any other matters, which, although not described in the proxy statement, are properly presented for action at the Annual Meeting. If you indicate on your proxy card that you wish to “abstain” from voting on an item, your shares will not be voted on that item.

While Internet proxy voting is being provided to allow you to submit your proxy online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Voting By Proxy For Shares Registered In Street Name

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by submitting voting instructions to such person in accordance with the directions that the entity provides. In the event you are considered the “beneficial owner” of shares held in “street name” and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from your broker, bank or another agent. Your vote also authorizes the person(s) acting as your proxy to vote your shares in their discretion. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a legal proxy.

May I Revoke My Proxy Or My Voting Instructions?

If you are a stockholder of record, you may revoke your proxy or change your vote after submitting your proxy at any time before the polls close at the Annual Meeting by doing any of the following:

•
By delivering a written notice of revocation or a duly executed proxy card bearing a later date to the Corporate Secretary of the Company at the Company’s principal executive offices prior to the Annual Meeting;
•
By submitting a timely and valid later proxy online at www.investorvote.com/ONTO;
•
By submitting a timely and valid later proxy by telephone call to 1-800-652-VOTE (8683) within the USA, US territories and Canada; or
•
By attending the Annual Meeting and voting in person.

If you are a beneficial owner of shares, please contact your bank, broker or other holder of record for specific instructions on how to change or revoke your voting instructions.

What Happens If I Do Not Vote?

Stockholder Of Record: Shares Registered In Your Name

If you are a stockholder of record and do not submit a proxy by mail, telephone, or the Internet or by attending the Annual Meeting and voting in person, your shares will not be voted.

Beneficial Owner: Shares Registered In The Name Of Broker Or Bank

If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the NYSE deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive officer compensation (including any advisory stockholder votes on executive officer compensation and on the frequency of stockholder advisory votes on named executive officer compensation), and certain corporate governance proposals, even if management supported. Accordingly, your broker or nominee may not vote your shares on the election of directors, the advisory proposal to approve the named executive officer compensation, or the advisory proposal on the frequency of advisory votes on named executive officer compensation without your instructions, but may vote your shares on the proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2023 even in the absence of your instruction.

What If I Return A Proxy Card Or Otherwise Submit a Proxy But Do Not Make Specific Choices?

If you return a signed and dated proxy card or otherwise submit a proxy without marking voting selections, your shares will be voted, as applicable, “For” the election of all seven nominees for director, “For” the advisory approval of the named executive officer compensation, for future advisory votes on named executive office compensation to be held every “1 Year,” and “For” the ratification of the appointment of Ernst & Young, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 30, 2023. If any other matter is properly presented at the meeting, your proxyholder will vote your shares using his or her best judgment.

What Is The Vote Required For Election Of Directors?

For the election of directors, each director is elected by a majority of the votes cast (except that if the number of nominees exceeds the number of directors to be elected, directors will be elected by a plurality voting standard). This means that for a director nominee to be elected to our Board, the number of votes cast “for” a director’s election must exceed the number of votes cast “against” that director’s election (with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that director’s election, although abstentions and broker non-votes count for the purpose of determining a quorum). Our Bylaws provide for election of directors by a majority of votes cast in uncontested elections, and our Corporate Governance Guidelines provides that any incumbent director nominee in an uncontested election who does not receive an affirmative majority of votes cast must promptly tender such director’s resignation to our Board. Further information regarding the process that will be followed if such an event occurs can be located under the heading “Proposal 1 - Election of Directors.”

What Is The Vote Required For The Approval Of Proposals Other Than Director Elections?

The proposal to approve, on an advisory basis, the compensation of our named executive officers and the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2023 each requires the affirmative vote, in person or by proxy, of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter to be approved. For each of these two proposals, abstentions in effect count as negative votes, because they are shares represented in person or by proxy that are entitled to vote on the matter and not voted in the affirmative. For the proposal to approve, on any advisory basis, the frequency of advisory votes on named executive officer compensation, the frequency (“1 Year,” “2 Years,” or “3 Years”) receiving the greatest number of votes will be considered the frequency recommended by stockholders to the Board. For this proposal, abstentions will have no impact on outcome, since approval by a percentage of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter is not required. For all other proposals, broker non-votes are not counted as part of the vote total (because they are not considered “entitled to vote” on the matter) and have no effect on the outcome.

What Is Householding?

The Company has adopted a procedure approved by the SEC called “householding.” Under this procedure, when multiple stockholders of record share the same address, we may deliver only one (1) Notice or set of householding materials to that address unless we have received contrary instructions from one or more of those stockholders. The same procedure may be followed by brokers and other nominees holding shares of our stock in “street name” for more than one beneficial owner with the same address.

If a stockholder holds shares of stock in multiple accounts (e.g., with our transfer agent and/or banks, brokers or other registered stockholders), we may be unable to use the householding procedures and, therefore, that stockholder may receive multiple copies of the Notice. You should follow the instructions on each Notice that you receive in order to vote the shares you hold in different accounts.

A stockholder that shares an address with another stockholder if such household has received only one Notice, may write or call us as specified below:

(i)
To request a separate copy of such materials, which will be promptly mailed without charge; and
(ii)
To request that separate copies of these materials be sent to his or her home for future meetings.

Conversely, a stockholder of record who shares the same address with another stockholder of record may write or call us as specified below to request that a single set of proxy materials be delivered to that address. Such stockholder requests may be made to our Investor Relations Department either via phone at 978-253-6200 or by mail directed to:

Investor Relations Department

Onto Innovation Inc.

16 Jonspin Road

Wilmington, Massachusetts 01887

If you are a beneficial owner of shares held in street name, please contact your bank, broker or other holder of record regarding such requests.

How Can I Find Out the Results Of The Voting At The Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8‑K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What Are The Deadlines For Submission Of Stockholder Proposals For The 2024 Annual Meeting?

Stockholders of the Company are entitled to present proposals for consideration at forthcoming stockholder meetings provided that they comply with the proxy rules promulgated by the SEC, if applicable, and the Bylaws of the Company. Stockholders wishing to present a proposal at the Company’s 2024 Annual Meeting of Stockholders must submit such proposal in writing to the Corporate Secretary at Onto Innovation Inc., 16 Jonspin Road, Wilmington, Massachusetts 01887 no later than December 1, 2023 in accordance with Rule 14a-8 under the Exchange Act, if they wish for it to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting. In addition, under the Company’s Bylaws, a stockholder wishing to nominate a director or make a proposal at the 2024 Annual Meeting of Stockholders outside of Exchange Act Rule 14a-8 must submit such nomination or proposal in writing to the Corporate Secretary at the above address no earlier than January 10, 2024 and no later than February 9, 2024. In addition, to comply with the universal proxy, stockholders who intend to solicit proxies in support of director nominees other than the Company nominees in connection with the 2024 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, postmarked or submitted electronically to the Company at its principal executive office no later than March 11, 2024.

The Nominating & Governance Committee will also consider qualified director nominees recommended by stockholders. Our process for receiving and evaluating Board member nominations from our stockholders is described above under the caption “Consideration Of Director Nominees.”

You are also advised to review the Company’s Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

ADDITIONAL INFORMATION

Stockholders may obtain a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including financial statements and schedules included in the Annual Report on Form 10-K, without charge, by visiting the Company’s website at https://investors.ontoinnovation.com/ or by writing to:

Michael Sheaffer

Sr. Director, Investor Relations & ESG Reporting

16 Jonspin Road

Wilmington, Massachusetts 01887

Upon written request to the Company, at the above address for Investor Relations, the exhibits set forth on the exhibit index of the Company’s Annual Report on Form 10-K will be made available at reasonable charge (which will be limited to our reasonable expenses in furnishing such exhibits).

BY ORDER OF THE BOARD OF DIRECTORS Yoon Ah E. Oh Corporate Secretary

Dated: March 30, 2023

onto innovation™

VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 PM, EDT, on May 8, 2023.

Online
Go to **www.investorvote.com/ONTO** or scan the QR code — login details are located in the shaded bar below.

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/ONTO

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2023 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2 and 4, and for 1 YEAR on Proposal 3.

1. Election of Directors:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Christopher A. Seams	☐	☐	☐	02 - Leo Berlinghieri	☐	☐	☐	03 - Stephen D. Kelley	☐	☐	☐
04 - David B. Miller	☐	☐	☐	05 - Michael P. Plisinski	☐	☐	☐	06 - Karen M. Rogge	☐	☐	☐
07 - May Su	☐	☐	☐	08 - Christine A. Tsingos	☐	☐	☐				

	1 Year	2 Years	3 Years	Abstain
3. To hold an advisory (nonbinding) vote on the frequency of advisory votes on named executive officer compensation.	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

03S68C

2023 Annual Meeting Admission Ticket

2023 Annual Meeting of Onto Innovation Inc. Stockholders

May 9, 2023, 12:00 p.m. EDT
Onto Innovation Inc.
16 Jonspin Road, Wilmington, MA 01887

Upon arrival, please present this admission ticket and photo identification at the registration desk.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.
The material is available at: https://www.ontoinnovation.com/ar-proxy

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/ONTO

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Onto Innovation Inc.

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Notice of 2023 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — May 9, 2023

Leo Berlinghieri and David B. Miller, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Onto Innovation Inc. to be held on May 9, 2023 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted in the manner directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors, FOR items 2 and 4, and for 1 YEAR on item 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C **Non-Voting Items**

Change of Address — Please print new address below.

Comments — Please print your comments below.

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